Exhibit 10.1

SUBLEASE

(331 East Evelyn, Mountain View, California)

This Sublease (“Sublease”), dated June 28, 2005 (the “Execution Date”), is entered into by and between VERISITY DESIGN, INC., a California corporation (“Sublandlord”), and CONCEPTUS, INC., a Delaware corporation (“Subtenant”).

1.                                    BASIC SUBLEASE PROVISIONS

1.1                               Premises: The Premises under this Sublease consist of approximately 58,242 rentable square feet of space located on the First (1st) and Second (2nd) floors of the building (the “Building”), which Building is located at 331 East Evelyn, in the City of Mountain View, in the State of California 94039.  The Premises demised hereunder are a portion of those certain premises (“Master Premises”) containing approximately 58,242 rentable square feet of office space located on the 1st and 2nd floors of the Building which forms a part of the project (“Project”) with approximately 266,088 square feet of space and are demised pursuant to the Master Lease. The Premises are depicted on Exhibit A to this Sublease,

1.2                               Master Landlord: SFERS Real Estate Corp. U, a Delaware corporation.

1.3                               Master Lease: Lease Agreement dated April 15, 2004 as amended by that certain First Amendment to Lease dated June     , 2005 entered into by Sublandlord, as “Tenant”, and Master Landlord, as “Landlord”, a copy of which is attached hereto as Exhibit B.

1.4                               Term: Approximately forty-six (46) months, beginning on the Commencement Date and ending on the Expiration Date unless terminated earlier in accordance with the terms and conditions of this Sublease.

1.5                               Estimated Commencement Date: September 1, 2005.

1.6                               Expiration Date: June 15, 2009.

1.7                               Base Rent: See Section 4.2 below.

1.8                               Base Year: None.

1.9                               Subtenant’s Share of Master Premises:  100%.

1.10                        Subtenant’s Use:  The uses stated in Master Lease Section 1.1, 1,2 and 1.3 together with the right to use the Premises for (i) research, (ii) development, (iii) marketing, (iv) assembly and other associated uses for a medical device operation and for no other purpose.

1.11                        Subtenant’s Address:

Prior to the Commencement Date:	Conceptus, Inc.
1021 Howard Avenue
San Carlos, CA 94070

Verisity Design, lnc.

331 East Evelyn, Mountain View, California

After the Commencement Date:	Premises

Sublandlord’s Address:	Verisity Design, Inc. c/o
Cadence Design Systems, Inc.
2655 Seely Avenue
San Jose, CA 95134
Attention: Legal Counsel

With a copy to:	Verisity Design, Inc. c/o
Cadence Design Systems, Inc.
2655 Seely Avenue
San Jose, CA 95134
Attention: Vice President of Facilities
and Real Estate

With a copy of defaults to:	Reed Smith LLP
Two Embarcadero Center
Suite 2000
San Francisco, CA 94111
Attention: Charles H. Seaman, Esq.

With payment to be made to:	The Staubach Company
15601 Dallas Parkway Suite 400
Addison, Texas 75001
Attn: Verisity Design, Inc. c/o
Cadence Lease Administration

1.12                        Security Deposit.  $101,826.42

1.13	Brokers:	For Sublandlord:	The Staubach Company

		For Subtenant:	The Staubach Company

1.14                        Definitions: Each of the terms in the Basic Sublease Provisions are used in this Sublease as defined terms and have the meanings given in such sections. Other capitalized words and phrases for which no definition is given in this Sublease shall have the meanings given them in the Master Lease. Unless otherwise indicated, all section references are to the sections of this Sublease.

2.                                      DEMISE OF PREMISES

2.1                               Sublandlord hereby subleases the Premises to Subtenant, and Subtenant hereby subleases the Premises from Sublandlord, on and subject to the terms and conditions of this Sublease. Within thirty (30) days of the mutual execution of this Sublease, Subtenant shall have the right at its sole cost and expense to carry out an independent measurement of the Premises using a third party licensed architect. If the Subtenant architect identifies a discrepancy of more than five percent (5%) between the architect’s calculation of the rentable square footage of the Premises compared to the rentable square footage stated in Section 1.1 above the Sublandlord and Subtenant agree to work “in good faith” to establish a mutually acceptable rentable square footage for the Premises. Notwithstanding any

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establishment of a rentable square footage adjustment as set forth above, Subtenant agrees that it shall take possession of all of the Sublandlord’s premises space as defined under the terms of the Master Lease. Where the Sublandlord and Subtenant cannot agree upon an adjustment to the rentable square footage of the Premises following a calculation by Subtenant’s independent architect the parties agree to be bound by the decision of three arbiters under an arbitration conducted in accordance with the rules of the American Arbitration Association. Sublandlord and Subtenant shall each elect an arbiter and those two arbiters shall select the third. The costs of each arbiter shall be the responsibility of each appointing party with the cost of the third arbiter to be divided between Sublandlord and Subtenant.

2.2                               Sublandlord hereby grants to Subtenant the right to use on a nonexclusive basis the “Common Area” (as defined in the Master Lease) in the Building and the “Project” (as such term is defined in the Master Lease Section 1.3) in compliance with such Rules and Regulations set forth in Master Lease Exhibit D as Master Landlord may promulgate from time to time.

2.3                               Sublandlord reserves the right, on reasonable prior notice and subject to Subtenant’s reasonable security requirements, to inspect the Premises; provided, however, Sublandlord shall not be required to give notice or comply with Subtenant’s reasonable security requirements in the case of an entry due to an emergency.

2.4                               Sublandlord agrees to allow Subtenant, its employees, agents, consultants and contractors to have access and early entry to the Premises, from the date Master Landlord consents in writing to a fully executed original of this Sublease prior to the Commencement Date (“Early Entry Period”) on reasonable prior written notice, to allow Subtenant to carry out installation of Subtenant’s improvements, furniture, fixtures, and telecommunications equipment thereof as in the reasonable opinion of Subtenant is required to ready the Premises for occupancy; provided, however, such Early Entry Period shall immediately cease on twenty four hours notice from Sublandlord and to the extent that Subtenant fails to abide by such notice Sublandlord shall have the right to apply any and all of the Security Deposit to remedy the same including Sublandlord’s actual legal fees. Subtenant, its employees, agents, consultants and contractors shall take all reasonable and necessary safety and security precautions in connection with the carrying out of the installation of improvements, furniture, fixtures, telecommunications equipment and shall obtain all required governmental permits and pay all governmental fees and charges associated with such work. Subtenant shall indemnify, defend and hold Sublandlord and Master Landlord and all Sublandlord’s employees, successors and/or assigns (collectively, the “Indemnitees”) harmless from and against any and all costs, demands, claims, liabilities, violations, losses or damages which any of the Indemnitees, individually or collectively, may at any time hereafter suffer or sustain arising or in any way related to Subtenant’s accessing and entering the Premises and carrying out installation of furniture, fixtures, telecommunications equipment or improvements in, on or to the Premises prior to the Commencement Date of this Sublease.

3.                                      TERM

3.1                               Subject to the Master Landlord’s consent to this Sublease, the Term shall commence on the Commencement Date which shall be the later of (i) the Estimated Commencement Date, or (ii) forty five (45) days following the date Sublandlord

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delivers possession of the Premises to Subtenant; provided, however, Subtenant agrees that Subtenant shall be subject to all of the terms and conditions of this Sublease, other than the obligation to pay Base Rent to Sublandlord, (including, without limitation all of Subtenant’s insurance obligations contained herein) immediately upon delivery of the Premises by Sublandlord.

3.2                               If for any reason Sublandlord cannot deliver possession of the Premises to Subtenant by the Estimated Commencement Date, Sublandlord shall not be liable therefor, nor shall such failure affect the validity of this Sublease or the obligations of Subtenant hereunder (except as provided below), or extend the Expiration Date, but in such case the Commencement Date will not occur and Subtenant shall not be obligated to pay Rent until possession of the Premises is tendered to Subtenant, provided that either party may cancel this Sublease if Sublandlord using “good faith” does not deliver possession of the Premises (in the required condition) to Subtenant on or before November 1, 2005.

3.3                               The Term shall end on the Expiration Date. However, the Sublease may be terminated prior to the Expiration Date if the Master Lease is terminated for any cause whatsoever (and Master Landlord does not require Subtenant to attorn) and the Term shall end on such earlier termination, provided Sublandlord indemnifies Subtenant for early termination of this Sublease due to Sublandlord’s negligent acts or omissions with respect to the Master Lease. Provided Subtenant shall intend to remain in the Premises under a direct lease with the Master Landlord to commence after the Sublease expiration date, then Sublandlord shall waive its right to extend the Master Lease provided Subtenant shall have executed a new lease with Master Landlord contingent upon written notice as described below and Subtenant shall have the right on not less than forty five (45) days written notice prior to the Expiration Date set forth on the face of this Sublease in Section 1.6 to adjust the date of surrender of the Premises to Sublandlord to June 30, 2009 upon all of the terms and conditions of this Sublease including the requirement to pay rent.

3.4                               In the event that Master Landlord’s consent to Sublease is not forthcoming by the date that is forty five (45) days after the delivery of and receipt by Master Landlord of the executed Sublease to Master Landlord together with all further information reasonably requested by Master Landlord then, Subtenant or Sublandlord shall have the right to terminate this Sublease upon written notice to the other party and Sublandlord and Subtenant shall have no further rights or obligations under this Sublease, unless specifically reserved in the Sublease.

4.                                      RENT

4.1                               The consideration payable by Subtenant for the Premises shall consist of the Base Rent under Section 4.2, the Additional Rent under Section 4.4 and the Other Charges under Section 4.5. Base Rent, Additional Rent and Other Charges are collectively referred to as “Rent.” Subtenant’s covenant to pay Rent shall be independent of every other covenant in this Sublease.

4.2                               The Base Rent shall be paid throughout the term as follows:

Months 1-6                                 $0.00

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Months 7-12                          $46,593.60 per month ($9.60 per sq. ft per annum)

Months 13-24                   $47,991.41 per month ($9.88 per sq. ft per annum)

Months 25-36                   $49,431.15 per month ($10.18 per sq. ft per annum)

Months 37-46                   $50,913.21 per month ($10.49 per sq. ft per annum)

4.3                               Beginning on the Commencement Date and continuing thereafter on the first day of each month during the Term, Subtenant shall pay to Sublandlord in advance, and without notice, demand, deduction or offset, the monthly Base Rent specified in Section 4.2 above. Base Rent for any partial month will be prorated, based on a thirty (30) day month. Subtenant shall pay the first full month’s Rent for month seven (7) upon execution and delivery to Sublandlord, and if the Commencement Date is not the first day of the month, then Subtenant shall pay the prorated Rent for the first partial month on the Commencement Date. During the first 6 months of the Sublease Term, and thereafter, Subtenant shall pay to the Sublandlord the Additional Rent (defined in Section 4.4 below) and the Other Charges (defined in Section 4.5 below).

4.4                               (a) Throughout the Term, Subtenant shall pay to Sublandlord, as additional rent (“Additional Rent”) an amount equal to Subtenant’s Share of the Pass Through Costs (defined below) in accordance with this Section 4.3 and Section 4.4. “Pass Through Costs” means, without limitation, the amounts paid by Sublandlord to reimburse Master Landlord for taxes, insurance, operating expenses, common area maintenance charges, management fees, amortized capital expenditures for required repairs or improvements (as described in Master Lease Section 4.1.2), and/or other expenses incurred by Master Landlord in connection with the Building or the Master Landlord’s Project. For purposes of calculating Additional Rent, Sublandlord shall be entitled to rely conclusively on Master Landlord’s determination of estimated and actual Pass Through Costs, except that Subtenant shall have the same right at its sole cost and expense to require Sublandlord upon reasonable prior written notice to audit and challenge the determination of Master Landlord’s determination of Expenses (as defined in Master Lease Section 4.1.2) as Sublandlord has under Section 4.3 of the Master Lease; provided, however, it shall be deemed reasonable for Sublandlord to require Subtenant to advance to Sublandlord prior to Sublandlord commencing upon such audit and challenge of Expense determination Sublandlord’s reasonable estimate of the costs and expenses associated therewith. The Sublandlord and Subtenant agree that within thirty (30) days of the expiration of such audit and challenge of the Expense determination to reconcile any costs and expenses associated therewith and to either reimburse Sublandlord accordingly. A Default under the terms of this section 4.4(a) shall be deemed to be a breach of the terms and conditions of this Sublease. Any unreimbursed sums due Sublandlord shall be deemed “Rent” under this Sublease and all of Sublandlord’s rights and remedies to recover such delinquent amount shall be in accordance with the terms and conditions of this Sublease, including, without limitation, the right to apply the Security Deposit (as described in Sections 1.12 and 16.2) against the same.

(b) On the first day of each calendar month during each Sublease Year, Subtenant shall pay to Sublandlord one-twelfth (1/12th) of Subtenant’s Share of the Pass Through Costs, as estimated in Sublandlord’s Estimate, which Sublandlord’s

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Estimate shall be the amount stated in Master Landlord’s estimate of such costs and expenses as demanded of Sublandlord by Master Landlord. On or about the first day of March of the following Sublease Year after the first Sublease Year during the Term, or as soon thereafter as is reasonably practicable, Sublandlord shall furnish Subtenant with a statement of the actual Pass Through Costs for the preceding Sublease Year, reconciling the actual amounts paid pursuant to Sublandlord’s Estimate and the actual amounts payable hereunder (“Actual Pass Through Cost Statement”). Within thirty (30) days after Sublandlord’s giving of such Actual Pass Through Cost Statement, Subtenant shall make a lump sum payment to Sublandlord in the amount, if any, by which the actual Subtenant’s Share of Pass Through Costs for such preceding Sublease Year as shown on the Actual Pass Through Cost Statement, exceeds the aggregate of the monthly installments of the estimated Subtenant’s Share of Pass Through Costs paid during such preceding Sublease Year. If Subtenant’s Share of Pass Through Costs, as shown on Sublandlord’s Actual Pass Through Cost Statement, is less than the aggregate of the monthly installments of Subtenant’s Share of Pass Through Costs actually paid by Subtenant during such preceding Sublease Year, then Sublandlord shall apply such amount to the next accruing monthly installment(s) of Subtenant’s Share of Pass Through Costs due from Subtenant until fully credited to Subtenant; provided, however, that if no Rent is due, then Sublandlord shall refund such amounts to Subtenant within a reasonable period of time. If the Term ends on a date other than the last day of December, the actual Pass Through Costs for the year in which the Expiration Date occurs, Subtenant’s Share of Pass Through Costs for such year shall be represented by a fraction, the numerator of which shall be the number of days during such fractional year falling within the Term, and the denominator of which is 365. The provisions of this Section 4.3 shall survive the Expiration Date or any sooner termination provided for in this Sublease.

4.5                               Throughout the Term, Subtenant also shall pay within five (5) business days after written notice from Sublandlord any other fees, charges or other sums due under the Master Lease (collectively, “Other Charges”). To the extent that utility consumption costs, including without limitation, electric and other charges incurred in connection with lighting, and providing electrical power and heating, ventilating and air conditioning service to the Premises are separately metered and billed directly to Subtenant, Subtenant shall be responsible for paying all such costs before delinquency as Other Charges. To the extent such utilities are not separately metered to the Premises and billed directly to Subtenant separately from Additional Rent, Subtenant shall pay its share of such costs in an amount equal to Subtenant’s share of Master Premises as Other Charges. Other Charges also include, without limitation: (a) excess or after hours electrical service or heating, ventilating or air conditioning service supplied to the Premises; (c) services or benefits supplied to the Premises at Subtenant’s request (or with Subtenant’s acquiescence) for which Master Landlord reserves any right to impose a fee or charge separate from the Master Lease Pass Through Costs; (d) to reimburse Master Landlord for taxes on personal property, equipment and fixtures located in or about the Premises during the Term; (e) to pay for any damage to the Building resulting from the act or omission of Subtenant or Subtenant’s agents, employees or invitees; and (f) damages recoverable due to a default under the Master Lease which is the result of any Default or failure of performance by Subtenant under this Sublease.

4.6                               All Rent shall be paid to Sublandlord, or to such other person or such other place as Sublandlord may from time to time designate in writing. If any Rent is not paid

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when due, Subtenant shall pay, at Sublandlord’s discretion, a late charge to Sublandlord equal to the greater of (a) $50 or (b) three percent (3%) of the delinquent amount and all interest and late charges as Sublandlord would sustain under the Master Lease to the extent caused by the Default of Subtenant in the case of delinquent payment of any rent due under the Master Lease. Neither demand for, nor receipt of, any late charge called for under this Sublease shall (i) operate to waive any default by Subtenant or provide a substitute for Subtenant’s full and timely performance of the obligation to pay Rent, or (ii) limit the exercise of any other right or remedy Sublandlord may have under this Sublease in case of Subtenant’s Default.

4.7                             In the event of any casualty or condemnation affecting the Premises, Rent payable by Subtenant shall be proportionately abated, but only as to the portion of the Premises damaged or taken; and only to the extent that any amounts payable by Sublandlord under the Master Lease (the “Master Lease Rent”) is abated or reduced with respect to the Premises. Subtenant shall have no right to terminate the Sublease in connection with any casualty or condemnation except to the extent that the Master Lease also is terminated as to the Premises or any material portion thereof.

5.                                      POSSESSION AND USE

5.1                               Sublandlord shall deliver the Premises to Subtenant with all Premises, HVAC, electrical and plumbing systems serving the Premises in operational and good condition and repair as of the Sublease Commencement Date. In addition, Sublandlord shall deliver the Premises to Subtenant in a broom clean condition, and Sublandlord shall patch any holes, replace any damage ceiling tiles and repaint where necessary prior to Sublease Commencement Date. Except as otherwise expressly provided herein, Sublandlord subleases the Premises to Subtenant strictly in their present “as-is” and “with all faults” condition; provided, however, nothing contained in this Section 5.1 shall limit Subtenant’s rights under this Sublease to require Sublandlord to enforce the terms of the Master Lease (in accordance with the terms and conditions stated herein) in the respect of any failure by Master Landlord to maintain and repair the Building as required pursuant to the terms of the Master Lease. Subtenant shall have thirty (30) days after delivery of the Premises to provide Sublandlord notice of any Premises condition not conforming to Sublandlords required delivery condition and provided in the reasonable opinion of Sublandlord the same shall be a Sublandlord obligation. The Sublandlord shall repair the non-conforming Premises condition within a commercially reasonable time. In all other respects the Subtenant, by acceptance of possession of the Premises, conclusively acknowledges the Premises to be in good working order and repair and in a tenantable condition.

5.2                               The Premises shall be used and occupied solely for Subtenant’s Use as specified in the Basic Sublease Provisions. Sublandlord agrees to use commercially reasonable efforts to seek from the Master Landlord a permitted change of use from the Master Lease use, as specified therein, to give effect to the use specified in Section 1.10 above, and Subtenant shall have the right to terminate this Sublease in accordance with Section 3.4 if such approval is not obtained in writing within forty five (45) days after an executed copy of this Sublease is received by Master Landlord. Subtenant shall not use or suffer or permit the Premises to be used for any other purpose except with Master Landlord’s and Sublandlord’s discretionary consent.

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6.                                      SUBTENANT’S UTILITY, MAINTENANCE AND REPAIR OBLIGATIONS

6.1                               Subtenant shall be responsible for and shall pay before delinquency for all maintenance, repairs and replacements to the Premises and its equipment, to the extent Sublandlord is obligated to perform the same with respect to the Master Premises under the Master Lease.

6.2                               Subtenant shall comply with all laws and ordinances, and all orders, rules and regulations of all governmental authorities and of all insurance bodies and their fire prevention engineers at any time in force, applicable to the Premises or to Subtenant’s particular use or manner of use thereof, to the extent Sublandlord is obligated to perform the same with respect to the Master Premises under the Master Lease.

6.3                               Subtenant shall protect, indemnify, defend and hold Sublandlord harmless from all liability, loss, cost, damage, liens, costs or expenses imposed on Sublandlord or which Sublandlord may sustain or incur from Subtenant’s failure to perform its obligations under this Article 6.

7.                                      SUBTENANT’S INSURANCE AND INDEMNITY

7.1                               Throughout the Term, Subtenant shall procure and maintain, at its own cost and expense, such commercial general liability insurance as is required to be carried by Sublandlord under the Master Lease, naming Sublandlord and Master Landlord, as additional insured in the manner required therein, and such property insurance as is required to be carried by Sublandlord under the Master Lease to the extent such property insurance pertains to the Premises. If the Master Lease requires Sublandlord to insure leasehold improvements or alterations, then Subtenant shall insure such leasehold improvements which are located in the Premises, as well as alterations in the Premises made by Subtenant. Subtenant shall furnish to Sublandlord a certificate of Subtenant’s insurance required under this Section 7.1 prior to the Commencement Date.

7.2                               Subtenant waives claims against Sublandlord for damage to property owned by Subtenant where such damage is covered under any policy of property damage insurance maintained (or required by this Sublease to be maintained) by Subtenant. Sublandlord waives claims against Subtenant for damage to property owned by Sublandlord where such damage is covered under any policy of property damage insurance maintained (or required by the Master Lease or this Sublease to be maintained) by Sublandlord; provided, however, all of Sublandlord’s FF&E (defined in Section 19 below) shall be the responsibility of Subtenant during the Term of this Sublease and as such Sublandlord’s waiver provided herein shall not apply to the same, it being acknowledged that Subtenant shall be bound to the terms of Section 19 and shall replace any damaged or destroyed FF&E at Subtenant’s sole cost and expense. Subtenant hereby waives claims against Master Landlord and Sublandlord for death, injury, loss or damage of every kind and nature, if and to the extent that Sublandlord waives or releases such claims against Master Landlord under the Master Lease. Subtenant agrees to obtain, for the benefit of Master Landlord and Sublandlord, such waivers of subrogation rights from its insurer as are required of Sublandlord under the Master Lease.

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7.3                               Subtenant agrees to protect, indemnify, defend and hold Sublandlord harmless from all losses, damages, liabilities and expenses which Sublandlord may incur, or for which Sublandlord may be liable to Master Landlord, arising from the acts or omissions of Subtenant, or any events occurring in or about the Premises during the Term, which are the subject matter of any indemnity or hold harmless of Sublandlord to Master Landlord under the Master Lease. Subtenant’s obligations to protect, indemnify, defend and hold harmless Sublandlord under this Section 7.3 are in no way conditioned upon either (a) Subtenant’s acts or omissions being a cause of any underlying claim, demand, action, loss or damage, or (b) Sublandlord being free of negligence or wrongful conduct in connection therewith.

8.                                      ASSIGNMENT OR SUBLETTING

8.1                               Except with the prior written consent of Master Landlord (subject to provisions of 9.1 and 9.5 of the Master Lease) and Sublandlord, which consent shall not be withheld or delayed if Master Landlord consents, Subtenant shall not (a) assign, convey or mortgage this Sublease or any interest under it; (b) allow any transfer thereof or any lien upon Subtenant’s interest by operation of law; (c) further sublet the Premises or any part thereof or (d) permit the occupancy of the Premises or any part thereof by anyone other than Subtenant. Master Landlord’s consent to any assignment or Sublease of this Sublease shall be in accordance with the Master Lease Sublandlord shall use reasonable efforts to obtain the consent of Master Landlord. All costs of obtaining Master Landlord’s and Sublandlord’s consent (including legal fees) shall be borne by Subtenant. Sublandlord shall not be required to consent to any assignment or Sublease by Subtenant where Master Landlord withholds its consent.

8.2                               No permitted assignment shall be effective and no permitted sublease shall commence unless and until any Default by Subtenant hereunder has been cured. No permitted assignment or subletting shall relieve Subtenant from Subtenant’s obligations and agreements under this Sublease and Subtenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or subletting had been made. Consent to any assignment or sublease shall not be deemed to release Subtenant from its requirement to obtain consent for any future assignment or sublease.

8.3                               “Bonus Rent” shall mean the excess of (i) all consideration received by Subtenant from an assignment of this Sublease or a sublease of all or any portion of the Premises over (ii) the Base Rent and Additional Rent payable by Subtenant to Sublandlord under this Sublease (prorated, in the case of a sublease of less than all of the Premises, to reflect obligations allocable to only the portion of the Premises so sublet). In determining the total consideration under the foregoing clause (i), Subtenant shall be entitled to exclude therefrom reasonable leasing commissions paid by Subtenant to any unaffiliated third party, payments attributable to the amortization of the cost of improvements Subtenant must make to the Premises at its cost to ready same for the assignee or sublessee, and other reasonable, out-of- pocket costs paid by Subtenant which are directly related to Subtenant’s obtaining the assignment or sublease.

8.4                               Any Bonus Rent realized by Subtenant under any sublease or assignment shall be divided and paid as follows; fifty percent (50%) to Subtenant and fifty percent (50%) to Sublandlord.

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9.                                      ALTERATIONS

9.1                               Sublandlord hereby approves the plans for alterations attached hereto as Exhibit F and agrees to use commercially reasonable efforts to obtain Master Landlord’s consent thereto. Otherwise, during the Term Subtenant shall not make any other alterations or improvements in or additions or improvements to the Premises (“Alterations”) if to do so would constitute a default under the Master Lease (without regard to any requirement of notice or cure period). Sublandlord’s consent to such Alterations shall not be withheld if Master Landlord consents to such Alterations. Sublandlord shall use reasonable efforts to obtain the consent of Master Landlord. If Alterations by Subtenant are consented to, Subtenant shall comply with all of the covenants of Sublandlord contained in the Master Lease pertaining to the performance of such Alterations. In addition, Subtenant shall indemnify, defend and hold harmless Sublandlord against liability, loss, cost, damage, liens and expense imposed on Sublandlord arising out of the performance of Alterations by Subtenant and/or failure to remove the same at the end of the Term if Sublandlord is required to surrender the Premises to Master Landlord with all such alterations removed and the Premises restored to the condition as of the date of mutual execution of this Sublease.

9.2                               Any consented to or actual Alterations shall be made at Subtenant’s sole cost and expense, including any cost to comply with applicable laws and regulations and any management or supervision fee charged by Master Landlord and shall if Master Landlord at the time of consent does not indicate otherwise in writing to Sublandlord and Subtenant be removed by Subtenant prior to the end of the Term at Subtenant’s sole cost and expense. The cost of such removal shall be paid by Subtenant, including restoration of the Premises to the condition as of the date of mutual execution of this Sublease and damage due to any part thereof occasioned by such removal.

10.                               CASUALTY OR EMINENT DOMAIN

10.1                        In the event of a fire or other casualty affecting the Master Landlord’s Project, the Building or the Premises, or of a taking of all or a part of the Master Landlord’s Project, the Building or the Premises under the power of eminent domain, Sublandlord shall be entitled to exercise any right it may have to terminate the Master Lease without first obtaining the consent or approval of Subtenant.

10.2                        If the Master Lease imposes on Sublandlord the obligation to repair or restore leasehold improvements or alterations within the Master Premises, Subtenant shall be responsible for repair or restoration of leasehold improvements or alterations within the Premises,

11.                               SURRENDER

11.1                        On the Expiration Date, or upon the earlier termination of the Sublease or of Subtenant’s right to possession of the Premises, Subtenant will at once surrender and deliver up the Premises, together with all improvements thereon (not required to be removed by Sublandlord upon notice), to Sublandlord in good condition and repair, reasonable wear and tear excepted; conditions existing because of Subtenant’s failure to perform maintenance, repairs or replacements as required of Subtenant under this Sublease shall not be deemed “reasonable wear and tear.”

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Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment. Subtenant shall surrender to Sublandlord all keys to the Premises and make known to Sublandlord the combination of all combination locks which Subtenant is permitted to leave on the Premises.

11.2                        If Subtenant performs any Alterations, Subtenant shall be obligated to remove such Alterations and restore the Premises to the condition existing on the Execution Date if the Master Lease requires such removal and restoration by Sublandlord. If the Master Lease requires Sublandlord to remove the same upon surrender of the Premises space to Master Landlord then Subtenant shall remove all alterations and improvements as described more fully in section 9.1 above and Exhibit F attached hereto. All other Alterations in or upon the Premises made by Subtenant shall become a part of and shall remain upon the Premises upon such termination without compensation, allowance or credit to Subtenant. Said right shall be exercisable by Sublandlord’s giving written notice thereof to Subtenant not less than five (5) days prior to such Expiration Date or more than a reasonable period of time after any earlier termination. Subtenant shall repair any damage occasioned by such removal or restoration. If Sublandlord or Master Landlord requires removal of any Alteration made by Subtenant, or a portion thereof, and Subtenant does not make such removal in accordance with this Section, Sublandlord may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, warehouse the same. Subtenant shall pay the costs of such removal, repair and warehousing on demand.

11.3                        Subtenant shall not be required to remove any alterations performed by Sublandlord prior to the Execution Date or to restore the Premises to their condition prior to Sublandlord’s making of such alterations. If Sublandlord is required under the Master Lease to remove any alterations performed by Sublandlord prior to the Execution Date, Subtenant shall permit Sublandlord to enter the Premises for a reasonable period of time, subject to such conditions as Subtenant may reasonably impose, for the purpose of removing such alterations and restoring the Premises as required by the Master Lease. However, if either Sublandlord or Subtenant reasonably determines that Sublandlord’s entry prior to the Expiration Date is not compatible with Subtenant’s continued use of the Premises, then either party may terminate this Lease upon not less than ten (10) days written notice to the other, with such termination to be effective on the date of Sublandlord’s re-entry into the Premises for the purpose of removing such alterations and restoring the Premises.

11.4                        On the Expiration Date, or upon the earlier termination of the Sublease or of Subtenant’s right to possession of the Premises, Subtenant shall remove Subtenant’s articles of personal property, fixtures and equipment incident to Subtenant’s business (“Subtenant’s Property”), including the FF&E referenced in Section 19 hereof only if purchased by Subtenant; provided, however that Subtenant shall at Subtenant’s sole cost and expense repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If Subtenant does not remove Subtenant’s Property from the Premises on or before the Expiration Date or the earlier termination of this Sublease, Sublandlord may, at its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or warehouse the same, and Subtenant shall pay the cost of such removal, repair, restoration or warehousing to Sublandlord on demand, or Sublandlord may treat said Subtenant’s Property as having been conveyed to

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Sublandlord with this Sublease acting as a bill of sale therefor, without further payment or credit by Sublandlord to Subtenant.

12.                               HOLDING OVER.

12.1                        Subtenant has no right to occupy the Premises or any portion thereof after the Expiration Date or after the termination of this Sublease or of Subtenant’s right to possession hereunder. In the event Subtenant or any party claiming by, through or under Subtenant holds over, Sublandlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, damages payable by Sublandlord to Master Landlord by reason of such holdover.

12.2                        Without limiting Sublandlord’s rights under Section 12.1, for each and every month or partial month that Subtenant or any party claiming by, through or under Subtenant remains in occupancy of all or any portion of the Premises after the Expiration Date or after the earlier termination of this Sublease or of Subtenant’s right to possession, Subtenant shall pay, as minimum damages and not as a penalty, monthly rental at a rate equal to the rate of monthly holdover rent payable by Sublandlord for the Premises pursuant to the Master Lease (and all Sublandlord’s legal fees associated with any holding over discussions, negotiations, disputes, settlements or agreements, if any). The acceptance by Sublandlord of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

13.                               ENCUMBERING TITLE

13.1                        Subtenant shall not do any act which in any way encumbers the title of Master Landlord in and to the Building or Master Landlord’s Project nor shall the interest or estate of Master Landlord or Sublandlord be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Subtenant, or by reason of any other act or omission of Subtenant. Any claim to, or lien upon, the Premises, or the Building, or Master Landlord’s Project arising from any act or omission of Subtenant shall accrue only against the subleasehold estate of Subtenant and shall be subject and subordinate to the paramount title and rights of Master Landlord in and to the Building and the Master Landlord’s Project and the interest of Sublandlord in the Master Lease Premises.

13.2                        Without limiting the generality of Section 13.1, Subtenant shall not permit the Premises, or the Building, or the Master Landlord’s Project to become subject to any mechanics’, laborers’ or materialmen’s lien on account of labor or material furnished to Subtenant or claimed to have been furnished to Subtenant in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction or sufferance of, Subtenant.

14.                               SUBTENANT’S DEFAULT

14.1                        Any one or more of following events shall be considered a “Default” by Subtenant, as such term is used in this Sublease:

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(a)                                 Subtenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Subtenant asking reorganization of Subtenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered; or

(b)                                 Subtenant shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal Bankruptcy laws now or hereafter amended, or Subtenant shall institute any proceedings for relief of Subtenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, re-organization, arrangements, composition or extension; or

(c)                                  Subtenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Subtenant or any of the property of Subtenant; or

(d)                                 Subtenant shall admit in writing its inability to pay its debts as they become due; or

(e)                                  The Premises are levied on by any revenue officer or similar officer; or

(f)                                   A decree or order appointing a receiver of the property of Subtenant shall be made; or

(g)                                  Subtenant shall assign this Sublease or further sublet the Premises other than in strict accordance with Article 8; or

(h)                                 Subtenant fails to make any payment of Rent required to be made by Subtenant after three (3) days of receipt by Subtenant of written notice that Sublandlord has not received such payment due; or

(i)                                     Subtenant fails to secure insurance or to provide proper evidence of insurance as set forth in Article 7 of this Sublease or fails to keep the Premises, or the Building, or the Master Landlord’s Project free of lien claims as set forth in Article 13 of this Sublease; or

(j)                                    Subtenant, by its act or omission, causes an event or condition under the Master Lease which either is a default thereunder or, subject only to the delivery of any required notice or passage of any cure or grace period, would constitute a default thereunder; or

(k)                                 Subtenant fails to fulfill, keep, observe or perform any of the other covenants and obligations herein contained to be fulfilled, kept, observed and performed by Subtenant, and such failure continues for more than fifteen (15) days after notice thereof to Subtenant.

14.2                      Upon the occurrence of any one or more Default(s), Sublandlord may exercise any remedy against Subtenant which Master Landlord may exercise for default by Sublandlord under the Master Lease. Without limiting the generality of the foregoing, Sublandlord may exercise the damage remedies available under any

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statute and the California Civil Code Sections 1951.2 and 1951.4 which provides that a lessor may continue a lease in effect and recover damages as they become due.

15.                               PROVISIONS REGARDING MASTER LEASE

15.1                        This Sublease and all rights of the parties hereunder, are subject and subordinate to all of the terms, covenants and conditions of the Master Lease. In the event of any conflict between the terms of this Sublease and the Master Lease, the terms of the Master Lease shall control. Each party agrees that it will not, by its act or omission to act, cause a default under the Master Lease. In furtherance of the foregoing, the parties hereby acknowledge, each to the other, that it is not practical in this Sublease to enumerate all of the rights and obligations of the various parties under the Master Lease and specifically to allocate those rights and obligations in this Sublease. Accordingly, in order to afford to Subtenant the benefits of this Sublease and of those provisions of the Master Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect Sublandlord against a Default by Subtenant which might cause a default by Sublandlord under the Master Lease, Sublandlord and Subtenant covenant and agree as set forth in Sections 15.2 through 15.9 below.

15.2                        Provided Subtenant shall timely pay all Rent as and when due under this Sublease, Sublandlord shall pay, as and when due, all Master Lease Rent.

15.3                        Except as otherwise expressly provided in this Sublease, Sublandlord shall perform its covenants and obligations under the Master Lease which do not require for their performance possession of the Premises and which are not otherwise to be performed hereunder by Subtenant on behalf of Sublandlord. For example, Sublandlord shall perform its covenants and obligations as tenant under the Master Lease which pertain to the remainder of the Master Premises.

15.4                        Except as otherwise expressly provided in this Sublease, Subtenant shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Master Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Premises. If practicable, Subtenant shall perform affirmative covenants which are also covenants of Sublandlord under the Master Lease at least five (5) days prior to the date when Sublandlord’s performance is required under the Master Lease. Sublandlord shall have the right to enter the Premises to cure any Default by Subtenant for its failure to act in accordance with this Section 15.4.

15.5                        Except as otherwise expressly provided in this Sublease, Sublandlord shall not agree to an amendment to the Master Lease which materially adversely affects Subtenant’s occupancy of the Premises, unless Sublandlord shall first obtain Subtenant’s prior written approval to such amendment. However, it is expressly agreed that: (a) the foregoing shall not prevent Sublandlord from entering into any agreement or amendment with Master Landlord which terminates the Master Lease with respect to the Premises in lieu of Master Landlord granting its consent to this Sublease; (b) if without the fault of Sublandlord the Master Lease should terminate prior to the Expiration Date, Sublandlord shall have no liability to Subtenant; and (c) to the extent the Master Lease grants Sublandlord any discretionary right to terminate the Master Lease, whether due to casualty, condemnation, or otherwise,

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Sublandlord shall be entitled to exercise or not exercise such right in its sole and absolute discretion, provided it shall give Subtenant reasonable prior notice and a right to elect to keep the Master Lease and the Sublease in effect; provided Subtenant shall meet all costs associated with such election including all of Sublandlord’s costs and expenses. Subject to the limitations expressed above or elsewhere in this Sublease, so long as Subtenant is not in Default, Subtenant’s quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by Sublandlord, or by any person claiming by, through, or under Sublandlord.

15.6                        Sublandlord grants to Subtenant the right, so long as Subtenant is not in Default, to receive all of the services and benefits with respect to the Premises which are to be provided by Master Landlord under the Master Lease. Sublandlord shall have no duty to perform any obligations of Master Landlord which are, by their nature, the obligation of an owner or manager of real property. By way of illustration and not limitation, Sublandlord shall not be required to provide any services (including janitorial, utilities, HVAC service, security, or use of common areas or parking facilities) or to perform any maintenance or repairs which Master Landlord is or may be required to provide or perform under the Master Lease. Sublandlord shall have no responsibility for or be liable to Subtenant for any default, failure or delay on the part of Master Landlord in the performance or observance by Master Landlord of any of its obligations under the Master Lease, nor shall such default by Master Landlord affect this Sublease or waive or defer the performance of any of Subtenant’s obligations under this Sublease, including without limitation the obligation to pay Rent; and Subtenant hereby expressly waives the provisions of any statute, ordinance or judicial decision, now or hereafter in effect, which would give Subtenant the right to make repairs at the expense of Sublandlord, or to claim any actual or constructive eviction by virtue of any interruption in access, services or utilities to, or any failure to make repairs in or to, the Premises, or the Building, or the Master Landlord’s Project. Notwithstanding the foregoing, the parties do contemplate that Master Landlord will, in fact, perform its obligations under the Master Lease and in the event of any default or failure of such performance by Master Landlord, Sublandlord agrees that it will, upon notice from Subtenant, make demand upon Master Landlord to perform its obligations under the Master Lease and, provided that Subtenant specifically agrees to pay all costs and expenses of Sublandlord and provides Sublandlord with security reasonably satisfactory to Sublandlord to pay such costs and expenses, Sublandlord will take appropriate legal action to enforce the Master Lease.

15.7                        Any non-liability, release, indemnity or hold harmless provision in the Master Lease for the benefit of Master Landlord shall be deemed to apply under this Sublease and inure to the benefit of both Sublandlord and Master Landlord.

15.8                        If Subtenant desires to take any action which requires the consent of Master Landlord under the terms of the Master Lease, then, notwithstanding anything to the contrary herein: (a) Sublandlord, independently, shall have the same rights of approval or disapproval as Master Landlord has under the Master Lease; (b) Subtenant shall not take any such action until it obtains the consent of both Sublandlord (whose consent shall not be unreasonably withheld) and Master Landlord; and (c) Subtenant shall request that Sublandlord obtain Master Landlord’s consent on Subtenant’s behalf and Sublandlord shall use commercially reasonable efforts to obtain such consent. Subtenant shall pay all costs reasonably incurred by Sublandlord in seeking or procuring Master Landlord’s consent, except Sublandlord

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shall pay all such costs of Master Landlord related to the creation and approval of this Sublease. Any approval or consent required of Sublandlord conclusively shall be deemed reasonably withheld if approval or consent also is required of the Master Landlord, and Master Landlord fails to give Master Landlord’s approval or consent.

15.9                        Subtenant shall protect, defend, indemnify and hold harmless Sublandlord from any and all liability, damages, liabilities, claims proceedings, actions, demands and costs (including reasonable attorneys’ fees) resulting, directly or indirectly, from Subtenant’s Default under the Sublease.

15.10                 Sublandlord shall protect, defend, indemnify and hold harmless Subtenant from any and all liability, damages, liabilities, claims proceedings, actions, demands and costs (including reasonable attorneys’ fees) resulting, directly or indirectly, from Sublandlord’s breach of this Sublease or the Master Lease.

16.                               EXCLUDED PROVISIONS; INCORPORATION BY REFERENCE

16.1                        Notwithstanding any other provision of this Sublease, Subtenant shall not have any rights hereunder that are available only to Sublandlord as expressly provided in the Master Lease. In addition, the rights and duties of Sublandlord as Tenant under the Master Lease contained in the following provisions of the Master Lease shall not be applicable to Subtenant under this Sublease:

Sections 4.2, 4.3, 26.1, 26.2, 27;

Articles 2, 3, 5, 6, 9, 14, 15, 18, 29, 33, 39, 42, 43, 44;

Exhibit B

Exhibit C

Exhibit E

Exhibit F

16.2                        The following Paragraphs of the Master Lease are incorporated herein by reference, with “Sublandlord” substituted for “Landlord,” “Subtenant” substituted for “Tenant,” and “Sublease” substituted for “Lease”:

Sections 4.1.2, 4,1.3, 7.2, 7.3, 17.2

Articles 1, 8, 10, 11, 12, 19, 20, 25, 28, 31, 32, 34, 35, 45

17.                               MASTER LANDLORD’S CONSENT

17.1                        This Sublease and the obligations of the parties hereunder are expressly conditioned upon Sublandlord’s obtaining prior written consent hereto by Master Landlord in substantially the form provided in Exhibit D attached hereto. Subtenant shall promptly deliver to Sublandlord any information reasonably requested by Master Landlord (in connection with Master Landlord’s approval of this Sublease) with respect to the nature and operation of Subtenant’s business and/or the financial condition of Subtenant.

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17.2                      Sublandlord and Subtenant hereby agree, for the benefit of Master Landlord, that this Sublease and Master Landlord’s consent hereto shall not (a) create privity of contract between Master Landlord and Subtenant; (b) be deemed to have amended the Master Lease in any regard (unless Master Landlord shall have expressly agreed writing to such amendment); or (c) be construed as a waiver of Master Landlord’s right to consent to any assignment of the Master Lease by Sublandlord or any further subletting of the Master Premises, or as a waiver of Master Landlord’s right to consent to any assignment by Subtenant of this Sublease or any sub-subletting of the Premises or any part thereof. Master Landlord’s consent shall, however, be deemed to evidence Master Landlord’s agreement that Subtenant shall be entitled to waiver of claims and of the right of subrogation for damage to Master Landlord’s property if and to the extent that the Master Lease provides such waivers for the benefit of Sublandlord.

18.                               NOTICES

18.1                        All notices which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if personally delivered, or if sent by United States registered or certified mail, postage prepaid, return receipt requested, or if sent by a nationally recognized overnight commercial courier service providing receipted delivery, in any such case (a) if to Subtenant, addressed to Subtenant at the address specified in the Basic Sublease Provisions or at such other place as Subtenant may from time to time designate by notice in writing to Sublandlord (provided, however, if Subtenant has abandoned the Premises, any such notice may be properly sent to Subtenant’s agent for service of process), or (b) if for Sublandlord, addressed to Sublandlord at the address specified in the Basic Sublease Provisions or at such other place as Sublandlord may from time to time designate by notice in writing to Subtenant.  Each party agrees promptly to deliver a copy of any notice, demand, request, consent or approval received from Master Landlord.

18.2                        Any notice delivered by Sublandlord in connection with, or as a precondition to, a Default by Subtenant shall be in lieu of and not in addition to any notice to pay rent or notice to perform any covenant required under law.

19.                               FURNITURE, FIXTURES AND EQUIPMENT

During the Term, Subtenant shall be allowed to use any or all of Sublandlord’s furniture, trade fixtures and equipment (the “FF&E”) located in the Premises and described more fully in Exhibit C to this Sublease. Sublandlord shall remove any of Sublandlord’s personal property within the Premises not forming part of the FF&E which Subtenant does not want to remain on the Premises provided Subtenant shall have identified the same in writing to Sublandlord prior to the actual Commencement Date, in which event the Sublandlord and Subtenant agree to substitute a revised initialed Exhibit C schedule of FF&E in place of the Exhibit C attached hereto as of the date of this Sublease. Subtenant’s right to identify FF&E to be removed by Sublandlord shall be a one (1) time right. To the extent that Subtenant identifies any other FF&E to be removed after Subtenant has provided Sublandlord its written notice to remove such FF&E as described above, Subtenant shall be, at Subtenant’s sole cost and expense, reimburse Sublandlord the actual costs and expenses of such FF&E removal. Sublandlord shall remove the FF&E requested in writing by Subtenant within a reasonable period of time. Sublandlord shall incur no liability to Subtenant for any delay in such removal. Sublandlord shall have no obligation to remove

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any FF&E from the Premises where any Subtenant written notice requesting removal of FF&E is delivered and received by Subtenant after the Commencement Date. The FF&E is made available for Subtenant’s use on an “as is” and “with all faults” basis, and Sublandlord shall have no obligation to alter or repair the FF&E in anticipation of Subtenant’s use, except that the data cabling shall be operational and labeled as of the Commencement Date. No separate charge shall be payable for Subtenant’s use of the FF&E, but such right of use shall end upon early termination of this Sublease or Subtenant’s right to possession of the Premises. During the Term, Subtenant shall (a) maintain the FF&E in good condition and repair, (b) not remove the FF&E from the Premises except with Sublandlord’s prior within consent, and (c) bear all risk of loss to the FF&E. Six (6) months prior to the end of the term Subtenant shall have the option to purchase the FF&E identified on Exhibit C as the same may have been substituted by the parties upon the Expiration Date of this Sublease for $10.00 by giving written notice to Sublandlord that Subtenant desires to purchase such FF&E. In the absence of such written notice, Sublandlord shall have no obligation to sell the FF&E to Subtenant. Upon valid exercise of Subtenant’s option to purchase the FF&E, Sublandlord shall upon the Expiration Date execute a Bill of Sale in the form attached hereto at Exhibit E to this Sublease. This option to purchase shall be binding on both parties upon receipt of the written notice of exercise by Sublandlord. Immediately following the Expiration Date and provided no earlier termination of this Sublease has taken place, or Subtenant has validly exercised Subtenant’s option to purchase the FF&E, Subtenant shall upon Sublandlord’s request repair any damage to or replace any FF&E. Sublandlord shall have no obligation to sell Subtenant any FF&E removed by Sublandlord, or with Sublandlord’s consent by any other party.

20.                               MISCELLANEOUS

20.1                        Sublandlord, as the tenant under the Master Lease identified in Section 1.3 above, represents and warrants to Subtenant that: (a) Exhibit B to this Sublease is a full and complete copy of the Master Lease; (b) the Master Lease, as of the Execution Date, is in full force and effect and constitutes the entire agreement of Master Landlord and Sublandlord relating to the lease of the Premises, and (c) to the current actual knowledge of Sublandlord (without duty of inquiry), there exists no event of default under the Master Lease and there exists no event which would constitute an event of default under the Master Lease but for the giving of any required notice and passage of any applicable grace or cure period; (d) the person or persons executing this Sublease for Sublandlord are fully authorized to so act and no other action is required to bind Sublandlord to this Sublease; and (e) Sublandlord has the right and power to execute and deliver this Sublease and to perform its obligations hereunder, subject only to Master Landlord’s consent.

20.2                        Subtenant represents and warrants to Sublandlord that: (a) Subtenant is familiar with the provisions of the Master Lease insofar as they pertain to the Premises and Subtenant’s use and occupation thereof under this Sublease; (b) Subtenant has the right and power to execute and deliver this Sublease and to perform its obligations hereunder; (c) the person or persons executing this Sublease for Subtenant are fully authorized to so act and no other action is required to bind Subtenant to this Sublease; and (d) Subtenant is duly organized and in good standing in its state of formation and is authorized to conduct business in the state where the Premises are located.

20.3                        Upon execution and delivery of this Sublease to Sublandlord, Subtenant shall deposit with Sublandlord the Security Deposit in the amount specified in the Basic

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Sublease Provisions, as security for the full and faithful performance of every provision of this Sublease to be performed by Subtenant, it being expressly understood and agreed that the Security Deposit is not an advance deposit for Rent or a measure of Sublandlord’s damages in case of Subtenant’s default. If Subtenant Defaults with respect to any provision of this Sublease, including but not limited to the provisions relating to the payment of Rent, Sublandlord may use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other amount which Sublandlord may spend or become obligated to spend by reason of Subtenant’s Default, to repair damages to any part of the Premises or the Building, to clean the Premises or to compensate Sublandlord for any other loss or damage which Sublandlord may suffer by reason of Subtenant’s Default. Sublandlord shall not be required to keep the Security Deposit separate from its general funds, and Subtenant shall not be entitled to interest on the Security Deposit. If any portion of the Security Deposit is so used or applied, Subtenant shall, within ten (10) days after written demand therefor, deposit cash with Sublandlord in an amount sufficient to restore the Security Deposit to the full amount required hereunder, and Subtenant’s failure to do so shall be a material breach of this Lease. If Subtenant shall fully and faithfully perform every provision of this Sublease to be performed by it, the Security Deposit or any balance thereof shall be returned to Subtenant within three weeks of the Expiration Date or such earlier termination of this Sublease.

20.4                        Subtenant agrees to comply with all rules and regulations that Master Landlord has made or may hereafter from time to time make for the Building and the “Project”. Sublandlord shall not be liable in any way for damage caused by the non-observance by any of the other tenants of such similar covenants in their leases or of such rules and regulations.

20.5                        Each party warrants to the other that it has had no dealings with any broker or agent in connection with this Sublease, except those Brokers specified in the Basic Sublease Provisions. Each party covenants to protect, defend, indemnify and hold harmless the other party from and against any and all costs (including reasonable attorneys’ fees), expense or liability for any compensation, commission and charges claimed by any broker or other agent, other than the Brokers, with respect to this Sublease or the negotiation thereof on behalf of such party.

20.6                        Sublandlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Sublease on Sublandlord’s part to be performed, if Sublandlord’s failure to timely perform the same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages accidents, casualties, acts of God, acts caused directly by Subtenant or Subtenant’s agents, employees and invitees or any other cause beyond that reasonable control of Sublandlord, except that this force majeure provision shall not apply to Subtenant’s right to terminate under Section 3 for late delivery of the Premises.

20.7                        Subtenant shall have the right at no additional charge to use four (4) non-reserved parking spaces per 1000 rentable square feet available to Sublandlord under the terms of the Master Lease,

20.8                        This Sublease shall be subject to the laws of the State of California.

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20.9                        Sublandlord shall use commercially reasonable efforts to seek the Master Landlord’s consent to building signage, building entrance signage and signage on one ground mounted monument sign for Subtenant in accordance with Article 41 of the Master Lease; provided, however, the cost of the same, instillation, removal at the end of the Term and repair to any damage occasioned by such removal and refinishing of surfaces to match surrounding surfaces shall be at Subtenant’s sole cost and expense.

20.10                 Without any obligation on Sublandlord or Master Landlord to provide the same, Sublandlord shall use commercially reasonable efforts to seek a non-disturbance right for Subtenant from Master Landlord.

[*** SIGNATURES ON NEXT PAGE ***]

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IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease on the dates set forth below, intending to be bound hereby.

SUBLANDLORD:		SUBTENANT:

VERISITY DESIGN, INC.,		CONCEPTUS, INC.,
a California corporation		a Delaware corporation

By:	/s/ James J. Cowie	By:	/s/ Mark M Sieczkarek
Name:	James J. Cowie		Name:	MARK M SIECZKAREK
Its:	Assistant Secretary		Its:	CEO/PRESIDENT
[must be CEO, chairman of the board, president				[must be CEO, chairman of the board,
or vice president]				president or vice president]

Date:	June 29, 2005			Date:	6/27/05

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EXHIBIT A

DESIGNATION OF PREMISES

Exhibit A

Exhibit A

Exhibit A

EXHIBIT B

MASTER LEASE

[*** Attach Master Lease Here ***]

Exhibit B

TABLE OF CONTENTS

1.	USE AND RESTRICTIONS ON USE
2.	TERM
3.	RENT
4.	RENT ADJUSTMENTS
5.	SECURITY DEPOSIT
6.	ALTERATIONS
7.	REPAIR
8.	LIENS
9.	ASSIGNMENT AND SUBLETTING
10.	INDEMNIFICATION
11.	INSURANCE
12.	WAIVER OF SUBROGATION
13.	SERVICES AND UTILITIES
14.	HOLDING OVER
15.	SUBORDINATION
16.	RULES AND REGULATIONS
17.	REENTRY BY LANDLORD
18.	DEFAULT
19.	REMEDIES
20.	TENANT’S BANKRUPTCY OR INSOLVENCY
21.	QUIET ENJOYMENT
22.	CASUALTY
23.	EMINENT DOMAIN
24.	SALE BY LANDLORD
25.	ESTOPPEL CERTIFICATES
26.	SURRENDER OF PREMISES
27.	NOTICES
28.	TAXES PAYABLE BY TENANT
29.	RELOCATION OF TENANT
30.	DEFINED TERMS AND HEADINGS
31.	TENANT’S AUTHORITY
32.	FINANCIAL STATEMENTS AND CREDIT REPORTS
33.	COMMISSIONS
34.	TIME AND APPLICABLE LAW
35.	SUCCESSORS AND ASSIGNS
36.	ENTIRE AGREEMENT
37.	EXAMINATION NOT OPTION
38.	RECORDATION

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39.	OPTION TO RENEW
40.	SIGNAGE
41.	CAFETERIA
42.	ADDITIONAL SPACE IN PROJECT
43.	IMPROVEMENT OF EXTERIOR OF PROJECT
44.	LIMITATION OF LANDLORD’S LIABILITY

EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

EXHIBIT A-l - SITE PLAN

EXHIBIT A-2 - DEPICTION OF VISITOR PARKING SPACES

EXHIBIT B - INITIAL ALTERATIONS

EXHIBIT C - COMMENCEMENT DATE MEMORANDUM

EXHIBIT D - RULES AND REGULATIONS

EXHIBIT E - FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

EXHIBIT F-FORM OF GUARANTY

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

MULTI-TENANT INDUSTRIAL NET LEASE

REFERENCE PAGES

BUILDING:	Mountain View Corporate Center

LANDLORD:	SFERS REAL ESTATE CORP. U, a Delaware corporation

LANDLORD’S ADDRESS:	1310 Tully Road, Suite 110
San Jose, California 95122

WIRE INSTRUCTIONS AND/OR ADDRESS FOR	SFERS Real Estate Corp. U
RENT PAYMENT:	Dept. #44631
P.O. Box 44000 San Francisco, California 94144

LEASE REFERENCE DATE:	April 14, 2004

TENANT:	VERISITY DESIGN, INC., a California corporation

TENANT’S NOTICE ADDRESS:

(a) As of beginning of Term:	331 East Evelyn, Mountain View, California 94039

(b) Prior to beginning of Term (if different):	2041 Landings Drive, Building N
Mountain View, California 94043

PREMISES ADDRESS:	331 East Evelyn, Mountain View, California 94039

PREMISES RENTABLE AREA:	Approximately 58,242 sq. ft. (for outline of Premises see Exhibit A)

BUILDING PROJECT RENTABLE AREA:	Approximately 266,088 sq. ft.

USE:	Research, development, marketing, assembly and distribution of software and computer components and general office use

SCHEDULED COMMENCEMENT DATE:	July 1, 2004

TERM OF LEASE:	Approximately five (5) years beginning on the Commencement Date and ending on the Termination Date. The period from the Commencement Date to the last day of the same month is the “Commencement Month.”

TERMINATION DATE:	June 30, 2009

/s/ [ILLEGIBLE]
Initials

ANNUAL RENT and MONTHLY INSTALLMENT OF RENT (Article 3):

7/1/2004	6/30/2005	58,242	$	$	$
7/1/2005	6/30/2006	58,242	$	$	$
7/1/2006	6/30/2007	58,242	$	$	$
7/1/2007	6/30/2008	58,242	$	$	$
7/1/2008	6/30/2009	58,242	$	$	$

*                 Subject to abatement pursuant to Section 3.1.1 of the Lease.

INITIAL ESTIMATED MONTHLY INSTALLMENT	$ commencing 7/1/2004
OF RENT ADJUSTMENTS (Article 4)

TENANT’S PROPORTIONATE SHARE:	21.89%

TENANT’S PROPORTIONATE SHARE FOR	4 parking spaces per 1,000 rentable square feet of the
PARKING:	Premises

SECURITY DEPOSIT:	$

ASSIGNMENT/SUBLETTING FEE	$

REAL ESTATE BROKER DUE COMMISSION:	Cornish & Carey Commercial

GUARANTOR:

Verisity Ltd, a corporation organized under the laws of the State of Israel. Concurrent with Tenant’s execution and delivery of this Lease, Tenant shall cause the Guarantor to execute and deliver to Landlord a Guaranty in the form attached hereto as Exhibit F.

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/s/ [ILLEGIBLE]
Initials

TENANT’S SIC CODE:	5045

AMORTIZATION RATE:	N/A

The Reference Pages information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Pages information and the Lease, the Lease shall control. This Lease includes Exhibits A through F, all of which are made a part of this Lease.

LANDLORD:		TENANT:

SFERS REAL ESTATE CORP. U,		VERISITY DESIGN, INC.,
a Delaware corporation		a California corporation

By:	RREEF Management Company, a
Delaware corporation

By:	/s/ James H. Ida	By:	/s/ Charles Alvarez
Name: James H. Ida		Name:	Charles Alvarez
Title: District Manager		Title:	Vice President of Finance and
Chief Financial Officer

Dated:	4/15/04	Dated:	4/15/04

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LEASE

By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Pages. The Premises are depicted on the floor plan attached hereto as Exhibit A, and the Building is depicted on the site plan attached hereto as Exhibit A-l. The Reference Pages, including all terms defined thereon, are incorporated as part of this Lease.

1.             USE AND RESTRICTIONS ON USE.

1.1           The Premises are to be used solely for the purposes set forth on the Reference Pages. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them, or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, or commit any waste. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in the Building or appurtenant land, caused or permitted by, or resulting from the specific use by, Tenant, or in or upon, or in connection with, the Premises, all at Tenant’s sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

1.2           Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees (collectively, the “Tenant Entities”) to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively “Hazardous Materials”) flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any federal, state and local laws and ordinances, relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively “Environmental Laws”), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 30) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials by Tenant or any Tenant Entity (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2. As of the date hereof, Landlord has not received written notice from any governmental agencies that the Building is in violation of any Environmental Laws. Further, to Landlord’s actual knowledge, there are no Hazardous Materials at the Building other than small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes. For purposes of this Section, “Landlord’s actual knowledge” shall be deemed to mean and limited to the current actual knowledge of James Ida, District Manager of Rreef Management Company, a Delaware corporation, at the time of execution of this Lease and not any implied, imputed, or constructive knowledge of said individual or of Landlord or any parties related to or comprising Landlord and without any independent investigation or inquiry having been made or any implied duty to investigate or make any inquiries; it being understood and agreed that such individual shall have no personal liability in any manner whatsoever hereunder or otherwise related to the transactions contemplated hereby.

1.3             Tenant and the Tenant Entities will be entitled to the non-exclusive use of the common areas of the Building as they exist from time to time during the Term, including the parking facilities, subject to Landlord’s rules and regulations regarding such use. However, in no event will Tenant or the Tenant Entities park more vehicles in the parking facilities than Tenant’s Proportionate Share of the total parking spaces available for common use. The foregoing shall not be deemed to provide Tenant with an exclusive right to any parking spaces or any guaranty of the availability of any particular parking spaces or any specific number of parking spaces. Lessee shall be allotted five (5) designated visitor parking spaces,

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as depicted on the site plan attached hereto as Exhibit A-2, provided that such designated spaces shall be inclusive of and not in addition to Tenant’s Proportionate Share of the total parking spaces available for common use. Landlord shall not allot to any other tenant of the Building or of the project in which the Building is located (the “Project”) the right to use parking spaces in excess of such tenant’s proportionate share of the total parking spaces available for common use.

2.             TERM.

2.1            The Term of this Lease shall begin on the date (“Commencement Date”) which shall be the later of the Scheduled Commencement Date as shown on the Reference Pages and the date that Landlord shall lender possession of the Premises to Tenant, and shall terminate on the date as shown on the Reference Pages (“Termination Date”), unless sooner terminated by the provisions of this Lease. Anything to the contrary notwithstanding, in the event that Tenant’s completion of the Initial Alterations (as defined in Exhibit B attached hereto) is delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts, civil disturbances and other causes beyond the reasonable control of the performing party (each a “Force Majeure”) beyond July 1, 2004, the Scheduled Commencement Date and Termination Date shall be delayed by an equal period of time, provided that in no event shall such delay exceed thirty (30) days. Tenant shall, at Landlord’s request, execute and deliver a memorandum agreement provided by Landlord in the form of Exhibit C attached hereto, setting forth the actual Commencement Date, Termination Date and, if necessary, a revised rent schedule. Should Tenant fail to do so within thirty (30) days after Landlord’s request, the information set forth in such memorandum provided by Landlord shall be conclusively presumed to be agreed and correct.

2.2           Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the date immediately following the date this Lease is fully executed by Landlord and Tenant and Tenant has delivered to Landlord the fully executed Guaranty, all prepaid rental for the seventh (7th) month of the Term, the Security Deposit, and insurance certificates required hereunder (the “Effective Date”) for any reason, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the date immediately following the Effective Date shall affect the other obligations of Tenant under this Lease, except that if the Effective Date occurs on or before April 15, 2004, and Landlord is unable to deliver possession of the Premises on or before April 19, 2004, Tenant shall have the option to terminate this Lease with the written notice of such termination delivered to Landlord no later than April 23, 2004.

2.3           Tenant shall be permitted to occupy the Premises for purposes of performing the Initial Alterations, installing furniture, data cabling, equipment or other personal property and for the purposes set forth on the Reference Pages as of the date that Landlord delivers possession of the Premises to Tenant, which delivery Tenant acknowledges will not occur prior to the Effective Dale. Such possession prior to the Commencement Date shall be subject to all of the terms and conditions of this Lease, including, without limitation, Tenant’s compliance with the insurance requirements of Article 11, except that Tenant shall not be required to pay Monthly Installments of Rent or Tenant’s Proportionate Share of Expenses and Taxes with respect to the period of time prior to the Commencement Date during which Tenant occupies the Premises for such purposes. However, Tenant shall be liable for any parking or special or after hour services provided to Tenant during such period. Said early possession shall not advance the Termination Date.

2.4           Notwithstanding anything to the contrary set forth herein, except to the extent caused by Tenant or any Tenant Entity, the base Building electrical, heating, ventilation and air conditioning systems, mechanical systems, plumbing systems, and fire sprinkler, fire alarm monitoring and smoke detector systems (collectively, the “Life Safety Systems”) and the Building roof shall be in good and working order as of the date Landlord delivers possession of the Premises to Tenant, subject to completion of the Landlord Work (as defined in Exhibit B attached hereto). If the foregoing are not in good and working order as provided above, Landlord shall be responsible for repairing or restoring same at its cost and expense promptly, provided that Tenant has delivered written notice thereof to Landlord not later than sixty (60) days following the date Tenant substantially completes construction of the Initial Alterations, but in no event later than August 1, 2004. Notwithstanding the foregoing, Tenant, and not Landlord, shall be responsible, at its cost, for any repairs and for the correction of any defects that arise out of or in connection with the specific nature of Tenant’s business, the acts or omissions of Tenant or any Tenant Entity, Tenant’s arrangement of any furniture, equipment or other property in the Premises, any repairs, alterations, additions or improvements performed by or on behalf of Tenant, including the Initial Alterations (as defined in Exhibit B hereto), and any design or configuration of the Premises created by or for Tenant which specifically results in such defect in the mechanical or electrical systems in the Premises. Tenant further acknowledges that no representations as to the condition or repair of the Premises nor promises to alter, remodel or improve the Premises have been made by Landlord or any agents of Landlord unless such are expressly set forth in this Lease. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them, subject to completion of the Landlord Work, and except as set forth in any notice from Tenant to

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Landlord delivered within sixty (60) days following the date Tenant substantially completes construction of the Initial Alterations, but in no event later than August 1, 2004. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease.

2.5           Except to the extent properly included in Expenses, Landlord shall be responsible for the cost of correcting any violations of governmental laws, ordinances and regulations, including without limitation, Title III of the Americans with Disabilities Act (the “ADA”) (collectively, “Laws”) with respect to the exterior common areas of the Building and the second floor balconies of the Building, at its sole cost and expense. Notwithstanding the foregoing, Landlord shall have the right to contest any alleged violation in good faith, including, without limitation, the right to apply for and obtain a waiver or deferment of compliance, the right to assert any and all defenses allowed by applicable law and the right to appeal any decisions, judgments or rulings to the fullest extent permitted by applicable law. Landlord, after the exhaustion of any and all rights to appeal or contest, will make all repairs, additions, alterations or improvements necessary to comply with the terms of any final order or judgment. Notwithstanding the foregoing, Tenant, not Landlord, shall be responsible for the correction of any violations that arise out of or in connection with any claims brought under any Laws, including any provision of the ADA other than Title III, the specific nature of Tenant’s business in the Premises (other than general office use), the acts or omissions of Tenant or any Tenant Entity, Tenant’s arrangement of any furniture, equipment or other property in the Premises, any repairs, alterations, additions or improvements performed by or on behalf of Tenant, including the Initial Alterations, and any design or configuration of the Premises specifically requested by Tenant after being informed that such design or configuration may not be in strict compliance with the ADA.

3.             RENT.

3.1           Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first full month’s rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth (1/12) of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon the number of days in such month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Rent Payment Address, as set forth on the Reference Pages, or to such other person or at such other place as Landlord may from time to time designate in writing. If an Event of Default occurs, Landlord may require by notice to Tenant that all subsequent rent payments be made by an automatic payment from Tenant’s bank account to Landlord’s account, without cost to Landlord, Tenant must implement such automatic payment system prior to the next scheduled rent payment or within ten (10) days after Landlord’s notice, whichever is later. Unless specified in this Lease to the contrary, all amounts and sums payable by Tenant to Landlord pursuant to this Lease shall be deemed additional rent.

3.1.1        Notwithstanding anything in this Lease to the contrary, so long as Tenant is not in default under this Lease, Tenant shall be entitled to an abatement of Monthly Installment of Rent with respect to the Premises, as originally described in this Lease, in the amount of (a) $           per month for the period commencing on July 1, 2004 and continuing through December 31, 2004, and (b) $         per month for the period commencing on January 1, 2005 and continuing through June 30, 2005 (collectively, the “Abated Monthly Installment of Rent”). The maximum total amount of Abated Monthly Installment of Rent abated with respect to the Premises in accordance with the foregoing shall equal $              .  Only Monthly Installment of Rent shall be abated pursuant to this Section, as more particularly described herein, and all other rent and other costs and charges specified in this Lease, including without limitation. Tenant’s Proportionate Share of Expenses and Taxes, shall remain as due and payable pursuant to the provisions of this Lease. In the event of a delay in the Scheduled Commencement Date as set forth in the second sentence of Section 2.1 above, each of the rent abatement periods set forth in clauses (a) and (b) above shall be delayed by an equal period of time.

3.2           Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within three (3) days of the date due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of: (a) Fifty Dollars ($50.00), or (b) three percent (3%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant’s obligation for each successive month until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord’s remedies pursuant to Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

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4.             RENT ADJUSTMENTS.

4.1           For the purpose of this Article 4, the following terns are defined as follows:

4.1.1        Lease Year: Each fiscal year (as determined by Landlord from time to time in Landlord’s reasonable discretion) falling partly or wholly within the Term.

4.1.2        Expenses: All costs of operation, maintenance, repair, replacement and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section 4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, power, steam, gas; waste disposal; the cost of janitorial services; the cost of security and alarm services (including any central station signaling system); costs of cleaning, repairing, replacing and maintaining the common areas, including parking and landscaping, window cleaning costs; labor costs; costs and expenses of managing the Building including management and/or administrative fees; air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; equipment costs including the cost of maintenance, repair and service agreements and rental and leasing costs; purchase costs of equipment; current rental and leasing costs of items which would be capital items if purchased; tool costs; licenses, permits and inspection fees; wages and salaries; employee benefits and payroll taxes; accounting and legal fees; any sales, use or service taxes incurred in connection therewith. In addition, Landlord shall be entitled to recover, as additional rent (which, along with any other capital expenditures constituting Expenses, Landlord may either include in Expenses or cause to be billed to Tenant along with Expenses and Taxes but as a separate item), Tenant’s Proportionate Share of: (i) an allocable portion of the cost of capital improvement items which are reasonably calculated to reduce operating expenses; (ii) the cost of fire sprinklers and suppression systems and other life safety systems; and (iii) other capital expenses which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed; but the costs described in this sentence shall be amortized over the reasonable life of such expenditures in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Wall Street Journal prime lending rate announced from time to time. Expenses shall not include depreciation or amortization of the Building or equipment in the Building except as provided herein, loan principal payments, costs of alterations of tenants’ premises, leasing commissions, interest expenses on long-term borrowings or advertising costs. The following items are also excluded from Expenses and in no event shall Tenant have any obligation to perform, pay directly or reimburse Landlord for any of the following except to the extent expressly provided herein:

(a)                                  Marketing costs, including leasing commissions, attorneys’ fees in connection with the negotiation and preparation or enforcement of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building.

(b)                                 Attorney’s fees and other expenses incurred in connection with negotiations or disputes with prospective tenants or tenants or other occupants of the Building.

(c)                                  Any expenses for which Landlord has received actual reimbursement (other than through Expenses).

(d)                                 Sums paid to subsidiaries or other affiliates of Landlord for services on or to the Building and/or Premises, but only to the extent that the costs of such services exceed the competitive cost for such services rendered by persons or entities of similar skill, competence and experience.

(e)                                  Ground lease rental.

(f)                                    Interest (except as provided in this Lease for the amortization of capital improvements and except to the extent incurred as a result of any act or omission of Tenant).

(g)                                 Costs incurred by Landlord in connection with the correction of latent defects in the construction of the Building.

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(h)                                 Any fines, penalties or interest resulting from the gross negligence or willful misconduct of the Landlord or its agents or employees.

(i)                                     Landlord’s charitable and political contributions.

(j)                                     Fines, costs or penalties incurred as a result and to the extent of a violation by Landlord or other tenants of the project of which Building is a part of any applicable laws.

(k)                                  The cost or expense of any services or benefits provided generally to other tenants in the Building and not provided or available to Tenant.

(1)                                  All costs of purchasing or leasing major sculptures, paintings or other major works or objects of art (as opposed to decorations purchased or leased by Landlord for display in the common areas of the Building).

(m)                               Principal payments of mortgage and other non-operating debts of Landlord.

(n)                                 The cost of operating any commercial concession which is operated by Landlord in the Building, including, without limitation, any compensation paid to clerks, attendants or other persons operating such commercial concessions on behalf of Landlord, but only to the extent revenues from any such commercial concessions exceed such costs and compensation.

(o)                                 Landlord’s costs of electricity and other services sold or provided to tenants in the Building and for which Landlord is reimbursed by such tenants as a separate additional charge or rental over and above the base rental or additional base rental payable under the lease with such tenant.

(p)                                 All items (including repairs) and services for which Tenant or other tenants pay directly to third parties or for which Tenant or other tenants reimburse Landlord (other than through Expenses).

(q)                                 Except to the extent caused by the acts or omissions of Tenant or any Tenant Entity, any costs associated with the full replacement of the roof of the Building.

(r)                                    Except to the extent caused by the acts or omissions of Tenant or any Tenant Entity, Landlord’s costs to repair and maintain the roof of the Building in excess of Four Thousand Dollars ($4,000.00) per Lease Year.

4.1.3        Taxes: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building or any taxes to be paid by Tenant pursuant to Article 28.

4.2           Tenant shall pay as additional rent for each Lease Year Tenant’s Proportionate Share of Expenses and Taxes incurred for such Lease Year.

4.3           The annual determination of Expenses shall be made by Landlord and shall be binding upon Landlord and Tenant, subject to the provisions of this Section 4.3. During the Term, Tenant may review, at Tenant’s sole cost and expense, the books and records supporting such determination in an office of Landlord, or Landlord’s agent, during normal business hours, upon giving Landlord five (5) days advance written notice within sixty (60) days after receipt of such determination, but in no event more often than once in any one (1) year period, subject to execution of a confidentiality agreement acceptable to Landlord, and provided that if Tenant utilizes an independent accountant to perform such review it shall be one of national standing which is reasonably acceptable to Landlord, is not compensated on a contingency basis and is also subject to such confidentiality agreement. If Tenant fails to object to Landlord’s determination of Expenses within ninety (90) days after receipt, or if any such objection fails to state with specificity the reason for the objection, Tenant shall be deemed to have approved such determination and shall have no further right to object to or contest such determination. In the event that during all or any portion of any Lease Year or Base Year, the Building is not fully rented and occupied Landlord

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shall make an appropriate adjustment in occupancy-related Expenses for such year for the purpose of avoiding distortion of the amount of such Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Expenses that would have been paid or incurred by Landlord had the Building been at least ninety-five percent (95%) rented and occupied, and the amount so determined shall be deemed to have been Expenses for such Lease Year.

4.4           Prior to the actual determination thereof for a Lease Year, Landlord may from time to time estimate Tenant’s liability for Expenses and/or Taxes under Section 4.2, Article 6 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto. Landlord shall use commercially reasonable efforts to (i) provide such estimate to Tenant within ninety (90) days after the beginning of each calendar year and (ii) to provide earlier notice to Tenant in the event that Landlord becomes aware, prior to delivery of such estimate, of any event or condition which is likely to cause a material increase in Landlord’s estimate of Tenant’s Proportionate Share of Expenses and Taxes over those due in the previous calendar year.

4.5           When the above mentioned actual determination of Tenant’s liability for Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

4.5.1        If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is less than Tenant’s liability for Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within thirty (30) days of receipt of Landlord’s bill therefor; and

4.5.2        If the total additional rent Tenant actually paid pursuant to Section 4.3 on account of Expenses and/or Taxes for the Lease Year is more than Tenant’s liability for Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4, or, if the Lease has terminated, refund the difference in cash.

4.6           If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant’s liability for Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.             SECURITY DEPOSIT. Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rentel deposit or as a measure of Landlord’s damage in case of Tenant’s default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default. If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant’s obligations under this Lease have been fulfilled. Notwithstanding anything to the contrary contained herein or in Article 23 hereof, Tenant hereby waives the provisions of Section 1950.7 of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

6.             ALTERATIONS.

6.1           Except for the Initial Alterations (as defined and subject to the limitations set forth in Exhibit B to this Lease), Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. Landlord’s consent shall not be unreasonably withheld with respect to alterations which (i) are not structural in nature, (ii) are not visible from the exterior of the Building, (iii) do not affect or require modification of the Building’s electrical,

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mechanical, plumbing, HVAC or other systems, and (iv) in aggregate do not cost more than $5.00 per rentable square foot of that portion of the Premises affected by the alterations in question.

6.2           In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be, at Tenant’s option, made by using either Landlord’s contractor or a contractor reasonably approved by Landlord, in either event at Tenant’s sole cost and expense. If Tenant shall employ any contractor other than Landlord’s contractor and such other contractor or any subcontractor of such other contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a construction management fee not to exceed five percent (5%) of the cost of such work to cover its overhead as it relates to such proposed work, plus third-party costs actually incurred by Landlord in connection with the proposed work and the design thereof, with all such amounts being due five (5) days after Landlord’s demand. Notwithstanding the foregoing, no construction management fee shall be due in connection with the construction of the Initial Alterations.

6.3           All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations, using Building standard materials where applicable, and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord as Landlord shall reasonably require to assure payment of the costs thereof, including but not limited to, notices of non-responsibility, waivers of lien, surety company performance bonds and funded construction escrows and to protect Landlord and the Building and appurtenant land against any loss from any mechanic’s, materialmen’s or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord’s election said sums shall be paid in the same way as sums due under Article 4. Landlord may, as a condition to its consent to any particular alterations or improvements, require Tenant to deposit with Landlord the amount reasonably estimated by Landlord as sufficient to cover the cost of removing such alterations or improvements and restoring the Premises, to the extent required under Section 26.2

6.4           Notwithstanding anything to the contrary contained herein, so long as Tenant’s written request for consent for a proposed alteration or improvements contains the following statement in large, bold and capped font “PURSUANT TO SECTION 6 OF THE LEASE, IF LANDLORD CONSENTS TO THE SUBJECT ALTERATION, LANDLORD SHALL NOTIFY TENANT IN WRITING WHETHER OR NOT LANDLORD WILL REQUIRE SUCH ALTERATION TO BE REMOVED AT THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE.”, at the time Landlord gives its consent for any alterations or improvements, if it so does, Tenant shall also be notified whether or not Landlord will require that such alterations or improvements be removed upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease, at the expiration or earlier termination of this Lease and otherwise in accordance with Article 26 hereof, Tenant shall be required to remove all alterations or improvements made to the Premises except for the Initial Alterations and any such alterations or improvements which Landlord expressly indicates or is deemed to have indicated shall not be required to be removed from the Premises by Tenant. If Tenant’s written notice strictly complies with the foregoing and if Landlord fails to notify Tenant within ten (10) business days of Landlord’s receipt of such notice whether Tenant shall be required to remove the subject alterations or improvements at the expiration or earlier termination of this Lease, it shall be assumed that Landlord shall require the removal of the subject alterations or improvements.

7.             REPAIR.

7.1           Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain all structural portions of the Building and the Building envelope, including the roof, foundation walls, water heaters, skylights, windows, glass, plate glass, and Life Safety Systems, as well as all outdoor areas and specifically any terrace and deck areas. In addition, Landlord shall also maintain the common areas of the Building and the Building systems generally servicing the common areas of the Building (including, without limitation, any heating, ventilating and air conditioning units); provided, however, that the costs and expenses associated with the foregoing shall be a part of Expenses and subject to the terms and conditions of Article 4 of this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

7.2           Tenant shall periodically inspect the Premises to identify any conditions that are in need of maintenance or repair. Tenant shall provide Landlord with notice of any such conditions and Landlord shall make any such repairs within a

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reasonable period of time following the receipt of such notice. All sums paid by Landlord and ail expenses incurred by it in connection with such repairs, which are not expressly obligations of Landlord, as provided herein, shall be payable to Landlord by Tenant within ten (10) business days of Landlord’s demand. Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, use commercially reasonable efforts to keep all such parts of the Premises in such a manner to minimize deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, ordinary wear and tear and loss by fire or other casualty excepted (but not excepting any damage to glass). Notwithstanding anything to the contrary contained herein and except to the extent caused by Tenant or any of the Tenant Entities’ acts and/or omissions or as a result of casualty, to the extent Landlord is made aware and Landlord determines in its reasonable discretion that expenditures for the full replacement of any of the heating, ventilating and air conditioning units solely servicing the Premises (as opposed to the replacement of components or repair thereof) must be made, Landlord shall cause such work to be completed at its sole cost and expense, which cost shall not be included in Expenses. However, except to the extent caused by Tenant or any of the Tenant Entities' acts and/or omissions, to the extent Landlord is made aware and Landlord determines in its reasonable discretion that expenditures to repair or replace components of any of the heating, ventilating and air conditioning units solely servicing the Premises (as opposed to the full replacement thereof) must be made, Landlord shall cause such work to be completed and all such costs and expenses incurred by Landlord in connection with such repairs or replacement of components shall be payable to Landlord by Tenant within ten (10) business days of Landlord’s demand, provided that except to the extent caused by the acts or omissions of Tenant or any Tenant Entity, Tenant shall not be required to pay more than Three Thousand Dollars ($3000.00) per Lease Year for such repair or replacement of components (excluding the costs associated with the maintenance/service contract described in Section 7.4 below). Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by the negligence or misconduct of Tenant, its agents, employees, contractors, invitees, or any other person entering upon the Premises as a result of Tenant’s business activities or caused by Tenant’s default hereunder.

7.3           Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant’s business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section1932 and Sections 1941 and 1942 of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

7.4           Landlord shall, on behalf of Tenant, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment serving the Premises. All costs and expenses paid by Landlord in connection therewith shall be payable to Landlord by Tenant within ten (10) days of Landlord’s demand.

8.             LIENS. Tenant shall keep the Premises, the Building and appurtenant land and Tenant’s leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant fails, within ten (10) days following the imposition of any such lien, to either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept (such failure to constitute an Event of Default), Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be payable to it by Tenant within five (5) business days of Landlord’s demand.

9.             ASSIGNMENT AND SUBLETTING.

9.1           Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, such consent not to be unreasonably withheld, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days but no more than one hundred twenty (120) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

9.2           Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Notwithstanding any assignment or

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subletting, permitted or otherwise, so long as the Guaranty (as defined in the Reference Pages) shall be in full force and effect, Guarantor (as defined in the Reference Pages) shall remain directly, primarily and fully responsible and liable for its obligations under the Guaranty. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant’s obligations under this Lease. Without limiting the foregoing, no assignment or subletting by Tenant, permitted or otherwise, shall relieve Guarantor of any liability under the Guaranty.

9.3           Intentionally Omitted.

9.4           In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below), less the Costs Component (as defined below), when and as such Increased Rent is received by Tenant. As used in this Section, “Increased Rent” shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith. The “Costs Component” is that amount which, if paid monthly, would fully amortize on a straight-line basis, over the entire period for which Tenant is to receive Increased Rent, the reasonable costs incurred by Tenant for leasing commissions, legal fees and tenant improvements in connection with such sublease, assignment or other transfer.

9.5           Notwithstanding any other provision hereof, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant’s notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a violation of Section 1.2. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord’s refusal to consent to any assignment or sublease for any of the reasons described in this Section 9.5, shall be conclusively deemed to be reasonable.

9.6           Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord’s costs, including reasonable attorney’s fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises, regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord’s consent is not required for, such assignment, pledge or sublease. Notwithstanding the foregoing, provided that neither the Tenant nor the proposed transferee requests any changes to this Lease or Landlord’s standard form of consent (other than minor and immaterial changes) in connection with the proposed transfer, the attorney’s fees payable by Tenant pursuant to this Section 9.6 shall not exceed $1500.00 for such proposed transfer. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

9.7           If Tenant is a corporation, limited liability company, partnership or trust, any transfer or transfers of or change or changes within any twelve (12) month period in the number of the outstanding voting shares of the corporation or limited liability company, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such an assignment.

9.8           So long as Tenant is not entering into the Permitted Transfer (as defined below) for the purpose of avoiding or otherwise circumventing the remaining terms of this Article 9, Tenant may assign its entire interest under this Lease, without the consent of Landlord, to (a) an affiliate, subsidiary, or parent of Tenant, or a corporation, partnership or other legal

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entity wholly owned by Tenant (collectively, an “Affiliated Party”), or (b) a successor to Tenant by purchase, merger, consolidation or reorganization, provided that all of the following conditions are satisfied (each such Transfer a “Permitted Transfer” and any such assignee or sublessee of a Permitted Transfer, a “Permitted Transferee”): (i) Tenant is not in default under this Lease; (ii) the Permitted Use does not allow the Premises to be used for retail purposes; (iii) Tenant shall give Landlord written notice at least thirty (30) days prior to the effective date of the proposed Permitted Transfer; (iv) with respect to a proposed Permitted Transfer to an Affiliated Party, Tenant and Guarantor have a consolidated net worth which is at least equal to or greater than three (3) times the then outstanding obligations of Tenant for Annual Rent and Tenant’s Proportionate Share of Expenses and Taxes from the date of such Permitted Transfer through the Termination Date of this Lease; and (v) with respect to a purchase, merger, consolidation or reorganization or any Permitted Transfer which results in Tenant ceasing to exist as a separate legal entity, (A) Tenant’s successor shall own all or substantially all of the assets of Tenant, and (B) Tenant’s successor and Guarantor shall have a consolidated net worth which is at least equal to three (3) times the then outstanding obligations of Tenant for Annual Rent and Tenant’s Proportionate Share of Expenses and Taxes from the date of such permitted Transfer through he Termination Date of this Lease. Tenant’s notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied. If requested by Landlord, Tenant’s successor shall sign a commercially reasonable form of assumption agreement. As used herein, (1) “parent” shall mean a company which owns a majority of Tenant’s voting equity; (2) “subsidiary” shall mean an entity wholly owned by Tenant or at least fifty-one percent (51%) of whose voting equity is owned by Tenant; and (3) “affiliate” shall mean an entity controlled, controlling or under common control with Tenant.

10.          INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney’s fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant or any Tenant Entity to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant’s failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11.          INSURANCE.

11.1         Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker’s Compensation Laws with limits at least as required by statute with Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease-each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

11.2         The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A:VII” during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

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11.3         Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises (“Work”) the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12.          WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13.          SERVICES AND UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, and other utilities and services used on or from the Premises, together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. In the event that any electric light bulbs, tubes and ballasts servicing the Premises require replacement, Landlord shall provide such replacement within a reasonable period of time and notice from Tenant and Tenant shall pay all costs and expenses incurred by Landlord in connection therewith within ten (10) business days of Landlord’s demand. Landlord shall furnish all battery packs for emergency lighting and fire extinguishers and Tenant shall pay all costs and expenses incurred by Landlord in connection therewith within ten (10) business days of Landlord’s demand. If any such services are not separately metered to Tenant, Tenant shall pay such proportion of all charges jointly metered with other premises as determined by Landlord, in its sole discretion, to be reasonable. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Tenant will not, without the written consent of Landlord, contract with a utility provider to service the Premises with any utility, including, but not limited to, telecommunications, electricity, water, sewer or gas, which is not previously providing such service to other tenants in the Building. In the event that Landlord establishes a cafeteria in the Building, upon Tenant’s request, Landlord shall, at its sole cost and expense, arrange for such cafeteria to be separately metered. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14.          HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be One Hundred Fifty Percent (150%) of the greater of (a) the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; and (b) the then market rental value of the Premises as determined by Landlord assuming a new lease of the Premises of the then usual duration and other terms, in either case, prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month or one (1) year, whichever shall be specified in such notice, in either case at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

15.          SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord’s interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant’s interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver within ten (10) days of Landlord’s request such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. As of the date hereof, a lien encumbers Landlord’s interest in the Building in favor of Sumitomo Mitsui Banking Corporation. At Tenant’s cost, Landlord shall provide Tenant with a non-disturbance, subordination, and attornment agreement in favor of Tenant in the form attached hereto as Exhibit E (the “SNDA”) within sixty (60) days following Tenant’s execution and delivery thereof to Landlord.

16.          RULES AND REGULATIONS. Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit D to this Lease and all reasonable and non-discriminatory modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

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17.          REENTRY BY LANDLORD.

17.1         Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. Notwithstanding the foregoing, except (a) to the extent requested by Tenant, (b) in connection with regular scheduled maintenance programs, and/or (c).in the event of an emergency, Landlord shall provide to Tenant reasonable prior notice (either written or oral) before Landlord enters the Premises to perform any repairs therein. Landlord shall have the right at any time to change the arrangement and/or locations of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of Landlord authorized by this Article 17.

17.2         For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant’s vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord’s possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord within five (5) days of Landlord’s demand.

18.          DEFAULT.

18.1         Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

18.1.1      Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five (5) days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve (12) month period commencing with the date of such notice, the failure to pay within five (5) days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice. The notice required pursuant to this Section 18.1.1 shall replace rather than supplement any statutory notice required under California Code of Civil Procedure Section 1161 or any similar or successor statute. The fact that under certain circumstances no notice is required to be delivered by Landlord to Tenant pursuant to this Section 18.1.1, shall not be deemed to constitute a waiver by Tenant of any right Tenant may have to receive statutory notice required under California Code of Civil Procedure Section 1161 or any similar or successor statute.

18.1.2      Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within thirty (30) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant provided, however, that such failure shall not be an event of default if such failure could not reasonably be cured during such thirty (30) day period, Tenant has commenced the cure within such thirty (30) day period and thereafter is diligently pursuing such cure to completion, but the total aggregate cure period shall not exceed ninety (90) days.

18.1.3      Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant’s right to possession only.

18.1.4      Tenant or Guarantor shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or

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arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

18.1.5      A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof and such order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of entry thereof.

19.          REMEDIES.

19.1         Upon the occurrence of any Event or Events of Default under this Lease, whether enumerated in Article 18 or not, Landlord shall have the option to pursue any one or more of the following remedies without any notice (except as expressly prescribed herein) or demand whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives notice and demand for payment of rent or other obligations and waives any and all other notices or demand requirements imposed by applicable law):

19.1.1      Terminate this Lease and Tenant’s right to possession of the Premises and recover from Tenant an award of damages equal to the sum of the following:

19.1.1.1   The Worth at the Time of Award of the unpaid rent which had been earned at the time of termination;

19.1.1.2   The Worth at the Time of Award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant affirmatively proves could have been reasonably avoided;

19.1.1.3   The Worth at the Time of Award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant affirmatively proves could be reasonably avoided;

19.1.1.4   Any other amount necessary to compensate Landlord for all the detriment either proximately caused by Tenant’s failure to perform Tenant’s obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

19.1.1.5   All such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time under applicable law.

The “Worth at the Time of Award” of the amounts referred to in parts 19.1.1.1 and 19.1.1.2 above, shall be computed by allowing interest at the lesser of a per annum rate equal to: (i) the greatest per annum rate of interest permitted from time to time under applicable law, or (ii) the Prime Rate plus 5%. For purposes hereof, the “Prime Rate” shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the State of California. The “Worth at the Time of Award” of the amount referred to in part 19.1.1.3, above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%;

19.1.2      Employ the remedy described in California Civil Code § 1951.4 (Landlord may continue this Lease in effect after Tenant’s breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations); or

19.1.3      Notwithstanding Landlord’s exercise of the remedy described in California Civil Code § 1951.4 in respect of an Event or Events of Default, at such time thereafter as Landlord may elect in writing, to terminate this Lease and Tenant’s right to possession of the Premises and recover an award of damages as provided above in Section 19.1.1.

19.2         The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent. No waiver by Landlord of any breach hereof shall be effective unless such waiver is in writing and signed by Landlord.

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19.3        TENANT HEREBY WAIVES ANY AND ALL RIGHTS CONFERRED BY SECTION 3275 OF THE CIVIL CODE OF CALIFORNIA AND BY SECTIONS 1174 (c) AND 1179 OF THE CODE OF CIVIL PROCEDURE OF CALIFORNIA AND ANY AND ALL OTHER REGULATIONS AND RULES OF LAW FROM TIME TO TIME IN EFFECT DURING THE TERM PROVIDING THAT TENANT SHALL HAVE ANY RIGHT TO REDEEM, REINSTATE OR RESTORE THIS LEASE FOLLOWING ITS TERMINATION BY REASON OF TENANT’S BREACH. TENANT ALSO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR RELATING TO THIS LEASE.

19.4         No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing by agreement, applicable law or in equity. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default.

19.5         This Article 19 shall be enforceable to the maximum extent such enforcement is not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion..

19.6         If more than one (1) Event of Default occurs during the term or any renewal thereof, Tenant’s renewal options, expansion options, purchase options and rights of first offer and/or refusal, if any are provided for in this Lease, shall be null and void.

19.7         If, on account of any breach or default by Tenant in Tenant’s obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney or collection agency concerning or to enforce or defend any of Landlord’s rights or remedies arising under this Lease or to collect any sums due from Tenant, Tenant agrees to pay all costs and fees so incurred by Landlord, including, without limitation, reasonable attorneys’ fees and costs. TENANT EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY. Tenant hereby specifically also waives notice and demand for payment of rent or other obligations, except for those notices specifically required pursuant to the terms of this Lease and notices which may be required under California Code of Civil Procedure Section 1161, as described in Section 18.1.1 above.

19.8         Upon the occurrence of an Event of Default, Landlord may (but shall not be obligated to) cure such default at Tenant’s sole expense. Without limiting the generality of the foregoing, Landlord may, at Landlord’s option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease or to otherwise effect compliance with its obligations under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant’s business resulting therefrom and Tenant agrees to reimburse Landlord within five (5) days of Landlord’s demand as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant’s obligations under this Lease, plus interest from the date of expenditure by Landlord at the Wall Street Journal prime rate.

20.          TENANT’S BANKRUPTCY OR INSOLVENCY.

20.1         If at any time and for so long as tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

20.1.1      Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law. Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

20.1.1.1   Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

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20.1.1.2   Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

20.1.1.3   The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

20.1.1.4   Landlord shall have, or would have had absent the Debtor’s Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.          QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22.          CASUALTY.

22.1         In the event the Premises or the Building are damaged by fire or other cause and in Landlord’s reasonable estimation such damage can be materially restored within two hundred ten (210) days after the date of such damage, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time, Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord’s reasonable estimation of the length of time within which material restoration can be made, and Landlord’s determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed “materially restored” if they are in such condition as would not prevent or materially interfere with Tenant’s use of the Premises for the purpose for which it was being used immediately before such damage.

22.2         If such repairs cannot, in Landlord’s reasonable estimation, be made within two hundred ten (210) days after the date of such damage, Landlord and Tenant shall each have the option of giving the other, at any time within ninety (90) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 22.1.

22.3         Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises by, or belonging to, Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

22.4         In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 22.4, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if

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construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

22.5         Notwithstanding anything to the contrary contained in this Article: (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord’s notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

22.6         In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant’s responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

22.7         Tenant hereby waives any and all rights under and benefits of Sections 1932(2) and 1933(4) of the California Civil Code, or any similar or successor Regulations or other laws now or hereinafter in effect.

23.          EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant’s use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s trade fixtures and moving expenses; Tenant shall make no claim for the value of any unexpired Term. Tenant hereby waives any and all rights under and benefits of Section 1265.130 of the California Code of Civil Procedure, or any similar or successor Regulations or other laws now or hereinafter in effect.

24.          SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord’s successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25.          ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there arc no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant’s statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser, and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such

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certificate within such ten (10) day period Landlord or Landlord’s beneficiary or agent may execute and deliver such certificate on Tenant’s behalf, and that such certificate shall be fully binding on Tenant.

26.          SURRENDER OF PREMISES.

26.1         Tenant shall arrange to meet Landlord for two (2) joint inspections of the Premises, the first to occur at least thirty (30) days (but no more than sixty (60) days) before the last day of the Term, and the second to occur not later than forty-eight (48) hours after Tenant has vacated the Premises. In the event of Tenant’s failure to arrange such joint inspections and/or participate in either such inspection, Landlord’s inspection at or after Tenant’s vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant’s responsibility for repairs and restoration.

26.2         All alterations, additions, and improvements in, on, or to the Premises made or installed by or for Tenant, including carpeting (collectively, “Alterations”), shall be and remain the property of Tenant during the Term. Upon the expiration or sooner termination of the Term, all Alterations, except Tenant’s furniture and cubicles that are de-mountable and non-hardwalled (collectively, “Tenant’s Removable Furniture”) which shall remain Tenant’s property, shall become a part of the realty and shall belong to Landlord without compensation, and title shall pass to Landlord under this Lease as by a bill of sale. At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all Alterations, except Tenant’s Removable Furniture which shall remain Tenant’s property, by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Notwithstanding the foregoing, subject to Section 6.4, if Landlord elects by notice given to Tenant at least ten (10) days prior to expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any Alterations, including carpeting, so designated by Landlord’s notice, and repair any damage caused by such-removal. If Landlord elects by notice given to Tenant at least ten (10) days prior to the expiration of the Term, Tenant shall, at Tenant’s sole cost, remove any door hardware or access devices installed by Tenant and restore the locks and/or access devices to a standard type similar to those existing in the Premises as of the date Landlord delivers possession of the Premises to Tenant. Tenant must, at Tenant’s sole cost, remove upon termination of this Lease, any and all of Tenant’s furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures and personal property (collectively, “Personalty”). Personalty not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale, but Tenant shall remain responsible for the cost of removal and disposal of such Personalty, as well as any damage caused by such removal. In lieu of requiring Tenant to remove Alterations and Personalty and repair the Premises as aforesaid, Landlord may, by written notice to Tenant delivered at least thirty (30) days before the Termination Date, require Tenant to pay to Landlord, as additional rent hereunder, the cost of such removal and repair in an amount reasonably estimated by Landlord.

26.3         All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary to repair and restore the Premises as provided in this Lease and/or to discharge Tenant’s obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

27.          NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Pages, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee. Any such notice or document may also be personally delivered if a receipt is signed by and received from, the individual, if any, named in Tenant’s Notice Address.

28,          TAXES PAYABLE BY TENANT.  In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the

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Premises or any portion thereof including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant’s equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.          [INTENTIONALLY OMITTED)

30.          DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following “Landlord Entities”, being Landlord, Landlord’s investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord’s trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms “Tenant” and “Landlord” or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term “rentable area” shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant’s Proportionate Share shown on the Reference Pages; however, Landlord may adjust either or both figures if there is manifest error, addition or subtraction to the Building or any business park or complex of which the Building is a part, remeasurement or other circumstance reasonably justifying adjustment. The term “Building” refers to the structure in which the Premises are located and the common areas (parking lots, sidewalks, landscaping, etc.) appurtenant thereto. If the Building is part of a larger complex of structures, the term “Building” may include the entire complex, where appropriate (such as shared Expenses or Taxes) and subject to Landlord’s reasonable discretion.

31.          TENANT’S AUTHORITY. If Tenant signs as a corporation, partnership, trust or other legal entity each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the entity has full right and authority to enter into this Lease, and that all persons signing on behalf of the entity were authorized to do so by appropriate actions. Tenant agrees to deliver to Landlord, simultaneously with the delivery of this Lease, a corporate resolution, proof of due authorization by partners, opinion of counsel or other appropriate documentation reasonably acceptable to Landlord evidencing the due authorization of Tenant to enter into this Lease.

32.          FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord’s request, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects. So long as Tenant and Guarantor file consolidated public annual reports, the foregoing may be satisfied by delivery by Tenant to Landlord of each such current public annual report for such applicable year. The immediately preceding sentence is personal to Tenant and shall not be applicable to any successor or assign of Tenant. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.  At the request of Landlord from time to time, Tenant shall provide to Landlord Guarantor’s current financial statements or other information discussing financial worth of Guarantor as reasonably requested by Landlord.

33.          COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Pages.

34.          TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

35.          SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

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36.          ENTIRE AGREEMENT. This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

37.          EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month’s rent as set forth in Article 3 and any sum owed pursuant to this Lease.

38.          RECORDATION. Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

39.          OPTION TO RENEW.

39.1         Tenant shall, provided the Lease is in full force and effect and Tenant is not in default under any of the other terms and conditions of the Lease at the time of notification or commencement, have one (1) option to renew (the “Renewal Option”) this Lease for a term of five (5) years (the “Renewal Term”), for the portion of the Premises being leased by Tenant as of the date the Renewal Term is to commence, on the same terms and conditions set forth in this Lease, except as modified by the terms, covenants and conditions as set forth below:

39.1.1      If Tenant elects to exercise the Renewal Option, then Tenant shall provide Landlord with written notice no later than the date which is one hundred eighty (180) days prior to the expiration of the Term of this Lease but no earlier than the date which is two hundred seventy (270) days prior to the expiration of the Term of this Lease. If Tenant fails to provide such notice, Tenant shall have no further right to extend or renew the Term of this Lease.

39.1.2      The Annual Rent and Monthly Installment of Rent in effect at the expiration of the initial Term of this Lease shall be increased to reflect the current fair market rental for comparable Space in the Building and in other similar buildings in the same rental market as of the date the Renewal Term is to commence, taking into account the specific provisions of this Lease which will remain constant. Landlord shall advise Tenant of the new Annual Rent and Monthly Installment of Rent for the Premises no later than thirty (30) days after receipt of Tenant’s written request therefor. Said request shall be made no earlier than thirty (30) days prior to the first date on which Tenant may exercise its Renewal Option under this Article 39. Said notification of the new Annual Rent may include a provision for its escalation to provide for a change in fair market rental between the time of notification and the commencement of the Renewal Term. In no event shall the Annual Rent and Monthly Installment of Rent for the Renewal Term be less than the Annual Rent and Monthly Installment of Rent in the preceding period.

39.1.3      This Renewal Option is not transferable and the parties hereto acknowledge and agree that they intend that the Renewal Option shall be “personal” to Tenant as set forth above and that in no event will any assignee or sublessee have any rights to exercise the Renewal Option.

39.1.4      As the Renewal Option is exercised, Tenant shall have no further right to extend the term of this Lease.

39.1.5      Notwithstanding anything herein to the contrary, Tenant’s Renewal Option is subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof.

40.           Intentionally Omitted.

41.          SIGNAGE.

41.1.1      During the Term and provided that Tenant leases and occupies the Premises, Tenant, at Tenant’s sole cost, but subject to governmental approval, shall have the right to place its name on the Building’s monument sign located on East Evelyn (the “Monument Sign”). The design, size and color of the signage with Tenant’s name to be included on the Monument Sign, and the manner in which it is attached to the Monument Sign, shall be subject to the reasonable approval of Landlord and all applicable governmental authorities, and Landlord shall have the right to require that all names

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on the Monument Sign be of the same size and style. Tenant, at its cost, shall be responsible for the maintenance, repair or replacement of Tenant’s signage on the Monument Sign, which shall be maintained in a manner reasonably satisfactory to Landlord. Tenant’s right to place its name on the Monument Sign, and the location of Tenant’s name on the Monument Sign, shall be subject to the existing rights of existing tenants in the Building and Project, and the location of Tenant’s name on the Monument Sign shall be further subject to Landlord’s reasonable approval. Although the Monument Sign will be maintained by Landlord, Tenant shall pay its proportionate share of the cost of any maintenance and repair associated with the Monument Sign. Upon expiration or earlier termination of the Lease or Tenant’s right to possession of the Premises, or if Tenant ceases to lease or occupy the Premises, Landlord, at Tenant’s cost, payable as additional rent within five (5) business days after demand therefor, shall have the right to remove Tenant’s signage from the Monument Sign and restore the Monument Sign to the condition it was in prior to installation of Tenant’s signage thereon, ordinary wear and tear excepted. The rights provided in this Article 41 shall be non-transferable unless otherwise agreed by Landlord in writing.

41.1.2  During the term and provided that Tenant leases and occupies the Premises, Tenant, at Tenant’s sole cost, but subject to governmental approvals, shall be entitled to one exclusive sign to be located near the top of the exterior wall of the Building on the East side of the Building (i.e., the side of the Building which faces Highway 237) (“Building Signage”). The design, size, color and exact location of the Building Signage shall be subject to the approval of all applicable governmental authorities and Landlord’s prior written approval, which approval shall not be unreasonably withheld, provided that the location does not detract from the first-class quality of the Building or the Project.  Such right to Building Signage is personal to Tenant and is subject to the following terms and conditions:

41.1.2.1   Tenant shall submit plans and drawings for the Building Signage to the City of Mountain View and to any other public authorities having jurisdiction and shall obtain written approval from each such jurisdiction prior to installation, and shall fully comply with all applicable laws.

41.1.2.2   Tenant shall, at Tenant’s sole cost and expense, design, construct and install the Building Signage.

41.1.2.3   The Building Signage shall be subject to Landlord’s prior written approval, which Landlord shall have the right to withhold in its reasonable discretion.

41.1.2.4   Tenant shall periodically inspect the Building Signage to identify any conditions that are in need of maintenance or repair. Tenant shall provide Landlord with notice of any such conditions and Landlord shall make any such repairs within a reasonable period of time following the receipt of such notice. All sums paid by Landlord and all expenses incurred by it in connection with such repairs shall be payable to Landlord by Tenant within ten (10) business days of Landlord’s demand. Tenant shall be responsible for any electrical energy used in connection with the Building Signage. Notwithstanding the foregoing, Tenant shall not be liable for any fee in connection with Tenant’s right to display the Building Signage in accordance with the Lease. At Landlord’s option, Tenant’s right to the Building Signage may be revoked and terminated upon occurrence of any of the following events:

41.1.2.4.1                Tenant shall be in default under this Lease beyond any applicable cure period.

41.1.2.4.2                Tenant does not occupy the Premises.

41.1.2.4.3                This Lease shall terminate or otherwise no longer be in effect.

Upon the expiration or earlier termination of this Lease or at such other time that Tenant’s signage rights are terminated pursuant to the terms hereof, if Tenant fails to remove its signage and repair the Building in accordance with the terms of this Lease, Landlord shall cause Tenant’s signage to be removed from the Building and the Building to be repaired and restored to the condition which existed prior to the installation of Tenant’s signage (including, if necessary, the replacement of any precast concrete panels), all at the sole cost and expense of Tenant and otherwise in accordance with this Lease, without further notice from Landlord notwithstanding anything to the contrary contained in this Lease. Tenant shall pay all costs and expenses for such removal and restoration within five (5) business days following delivery of an invoice therefor. The rights provided in this Section 41.1.2 shall be non-transferable, except in connection with an assignment of this Lease approved by Landlord, a Permitted Transfer, or as otherwise agreed by Landlord in writing in its sole discretion.

42.          CAFETERIA. Subject to tenant demand and market conditions, Landlord shall use commercially reasonable efforts to establish a cafeteria in the Building. In the event that Landlord is unwilling or unable to establish a cafeteria in the Building or to maintain the existence of a cafeteria which it may establish, Landlord shall not be liable for any damages

20

resulting therefrom and the absence of the same shall have no effect on or diminish the rights, obligations and liabilities of Landlord and Tenant under this Lease or be considered to be a default by Landlord hereunder, nor shall Tenant be entitled to any abatement of Rent due to the absence of a cafeteria in the Building.

43.          ADDITIONAL SPACE IN PROJECT. In the event that Tenant requires additional space within the Project (each, an “Additional Space”), Tenant may inform Landlord of the size, type and location of the space that Tenant desires to lease and so long as no Event of Default has occurred and is continuing, Landlord agrees to use good faith efforts to offer available space within the Project to Tenant to the extent such space substantially meets Tenant’s needs, is not subject to any renewal or expansion rights of any existing tenant of the Project, and Landlord, is not otherwise in negotiations to lease such space to a third party. Notwithstanding the foregoing, nothing set forth in this Article 43 shall diminish or otherwise affect Tenant’s obligations under this Lease and in no event shall Landlord be liable to Tenant if Landlord is unable to offer any additional space within the Project to Tenant pursuant to the terms of Article 43.

44.          IMPROVEMENT OF EXTERIOR OF PROJECT. Landlord shall use commercially reasonable efforts to improve the landscaping, signage, and building exteriors at the Project, as determined to be necessary or desirable by Landlord, in its sole and absolute discretion.

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21

45.          LIMITATION OF LANDLORD’S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord’s interest in the Building. The obligations of Landlord under this Lease are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders, employees, or agents, and in no case shall Landlord be liable to Tenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

LANDLORD:		TENANT:

SFERS REAL ESTATE CORP. U,		VERISITY DESIGN, INC.,
a Delaware corporation		a California corporation

By:	RREEF Management Company, a
Delaware corporation

By:	/s/ James H. Ida	By:	/s/ Charles Alvarez
Name: James H. Ida		Name:	Charles Alvarez
Title: District Manager		Title:	Vice President of Finance and
Chief Financial Officer

	4/15/04	Dated:	4/15/04

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22

EXHIBIT A - FLOOR PLAN DEPICTING THE PREMISES

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

Exhibit A is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

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Initials

A-1

EXHIBIT A-2 - DEPICTION OF VISITOR PARKING SPACES

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

Exhibit A-2 is intended only to show the general layout of the Visitor Parking Spaces as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord’s rights set forth in Article 17 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to be scaled; any measurements or distances shown should be taken as approximate.

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Initials

A-3

EXHIBIT B – INITIAL ALTERATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

1.                                       Tenant, following the delivery of the Premises, as originally described in the Lease, by Landlord to Tenant and the full and final execution and delivery of the Lease and the Guaranty to Landlord, shall have the right to perform alterations and improvements in the Premises (the “Initial Alterations”), subject to the terms of this Exhibit Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Article 6 of the Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations, as applicable, and the contractors to be retained by Tenant to perform such Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant’s plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant’s furniture, appliances and equipment), and Landlord’s approval of Tenant’s plans shall in no event relieve Tenant of the responsibility for such design. The general contractor and any Major Trade Subcontractor (defined below) with whom Tenant or Tenant’s general contractor shall contract to construct the Initial Alterations are subject to approval by Landlord, which approval shall not be unreasonably withheld or delayed. For purposes of this Exhibit B a “Major Trade Subcontractor” shall mean any subcontractor responsible for heating, ventilation and air conditioning, plumbing, or electrical systems in the Premises. Tenant’s general contractor (a) shall maintain insurance as required pursuant to the terms of the Lease and (b) be licensed as a contractor in the state/municipality in which the Premises are located. Landlord hereby approves Integrity Office Solutions, Inc. as the construction manager for the construction of the Initial Alterations (the “Construction Manager”) and the general contractors and Major Trade Subcontractors listed on Scheduled B-4 attached hereto. Upon request by Landlord, Tenant shall deliver to Landlord financial statements for any general contractor or Major Trade Subcontractor for which Tenant has obtained or desires to obtain Landlord’s approval

2.                                       Tenant agrees that the Initial Alterations shall be constructed in accordance with the construction budget attached hereto as Schedule B-3 (the “Approved Budget”). Tenant shall not modify the amount allocated to each line item of the Approved Budget by more than three percent (3%) without Landlord’s prior written approval, which approval shall not be unreasonably withheld.

3.                                       Provided Tenant is not in default under the Lease, Landlord agrees to contribute the sum of $        (the “Allowance”) toward the cost of performing the Initial Alterations in preparation of Tenant’s occupancy of the Premises, as originally described in the Lease. The Allowance may only be used for (a) hard costs in connection with the Initial Alterations, (b) costs associated with moving Tenant from its existing location into the Premises, including, without limitation, the cost of telephone, data and computer cabling, consulting fees, reprinting stationery on hand, moving Tenant’s furniture, equipment and other personal property into the Premises, and the cost of space improvements performed in the Premises not otherwise included in the Initial Alterations, and (c) the cost of purchasing furniture and fixtures for use solely in the Premises; but excluding office supplies (including without limitation, letterhead and business cards) and computer equipment. The Allowance, less a ten percent (10%) retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or the Construction Manager or, in the event that Landlord reasonably believes that Tenant or the Construction Manager is not timely paying the contractors, at Landlord’s option, to the order of the general contractor that performs the Initial Alterations, in periodic disbursements within thirty (30) days after receipt of the following documentation: (a) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (b) Contractor’s, subcontractor’s and material supplier’s full or partial waivers of liens, as applicable, which shall cover all Initial Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics’ lien laws of the state in which the Premises is located, (c) copies of all construction contracts for the Initial Alterations, together with copies of all change orders, if any; and (d) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Initial Alterations. Upon completion of the Initial Alterations, and prior to final disbursement of the Allowance, Tenant shall furnish Landlord with: (i) general contractor and architect’s

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Initials

completion affidavits, (ii) full and final waivers of lien, (iii) receipted bills covering all labor and materials expended and used, (iv) as-built plans of the Initial Alterations, and (v) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Allowance more than one time per month. If the Initial Alterations exceed the Allowance, Tenant shall be entitled to the Allowance in accordance with the terms hereof, but each individual disbursement of the Allowance shall be disbursed in the proportion that the Allowance bears to the total cost for the Initial Alterations, less the ten percent (10%) retainage referenced above. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured default under the Lease, and Landlord’s obligation to disburse shall only resume when and if such default is cured.

4.                                       Except as expressly provided in Paragraph 3 above, in no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If Tenant does not submit a request for payment of the entire Allowance to Landlord in accordance with the provisions contained in this Exhibit by October 31, 2004 (which date shall be subject to extension equal to the number of days of delay in construction actually experienced by Tenant due to Force Majeure (as defined in the Lease), provided that such extension shall in no event exceed thirty (30) days) any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or the Allowance.

5.                                       Tenant agrees to accept the Premises in its “as-is” condition and configuration, it being agreed that Landlord shall not be required to perform any work, other than the Landlord Work (as defined below) or, except as provided herein with respect to the Allowance, the Landlord HVAC Allowance (as defined below) or the Tenant HVAC Allowance (as defined below) incur any costs in connection with the construction or demolition of any improvements in the Premises.

6.                                       Any unused portion of the Allowance that is in excess of the costs incurred by Tenant for construction of the Initial Alterations and any unused portions of the Landlord HVAC Upgrade Allowance and the Tenant HVAC Upgrade Allowance that are in excess of the costs of the HVAC Upgrade shall accrue to the sole benefit of Landlord, it being understood and agreed that Tenant shall not be entitled to receive any credit or abatement in connection therewith. In no event shall Landlord have any obligation to disburse any portion of the Allowance, Landlord HVAC Upgrade Allowance or Tenant HVAC Upgrade Allowance after October 31, 2004 (which date shall be subject to extension equal to the number of days of delay in construction actually experienced by Tenant due to Force Majeure, provided that such extension shall in no event exceed thirty (30) days).

7.                                       Provided Tenant is not in default under the Lease, Landlord agrees to contribute an amount not to exceed $            (the “Landlord HVAC Upgrade Allowance”) toward the cost of performing certain upgrades to the heating, ventilation and air conditioning systems exclusively serving the Premises, in accordance with Schedule B-l attached hereto and made a part hereof (the “HVAC Upgrade”), which Landlord HVAC Upgrade Allowance shall be in addition to, not in lieu of the Allowance. The Landlord HVAC Upgrade Allowance shall be paid to Tenant, the Construction Manager, or in the event that Landlord reasonably believes that the Tenant or Construction Manager is not timely paying the contractors, at Landlord’s option, to the order of the contractor that performs such HVAC Upgrades in monthly disbursements according to the procedure set forth in Paragraph 3 above, with Tenant and Landlord contributing to the costs of HVAC Upgrades on a pari passu basis (i.e., for every dollar that Tenant applies of the Tenant HVAC Upgrade Allowance (defined in Paragraph 8 below) on the HVAC Upgrade, Landlord shall pay a dollar of the Landlord HVAC Allowance). The Landlord HVAC Upgrade Allowance will be a part of the regular monthly disbursement and requisition for the Allowance, and not a separate requisition; however the Landlord HVAC Upgrade Allowance will be a separate line item on such requisition.

8.                                       Provided Tenant is not in default under the Lease, Landlord agrees to contribute an amount not to exceed $             (the “Tenant HVAC Upgrade Allowance”) in order to finance the Tenant’s contribution toward the performance of the HVAC Upgrades, which Tenant HVAC Upgrade Allowance shall be in addition to, not in lieu of the Allowance and the Landlord HVAC Upgrade Allowance. The Tenant HVAC Upgrade Allowance shall be paid to Tenant, the Construction Manager, or in the event that Landlord reasonably believes that the Tenant or Construction Manager is not timely paying the contractors, at Landlord’s option, to the order of the contractor that performs the HVAC Upgrades, in monthly disbursements according to the procedure set forth in Paragraph 3 above, with the Tenant HVAC Upgrade Allowance and the Landlord HVAC Upgrade Allowance being paid on a pari passu basis, as described in

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Initials

Paragraph 7 above. Any Tenant HVAC Upgrade Allowance paid to or on behalf of Tenant hereunder shall be repaid to Landlord as additional rent in equal monthly installments throughout the initial Term of the Lease at an interest rate equal to eight and one-half percent (8.5%) per annum. If Tenant is in default under the Lease after the expiration of applicable cure periods, the entire unpaid balance of the Tenant HVAC Upgrade Allowance paid to or on behalf of Tenant shall be come immediately due and payable and, except to the extent required by applicable law, shall not be subject to mitigation or reduction in connection with a reletting of the Premises by Landlord. Upon request of Landlord, Tenant shall execute an amendment to the Lease or other appropriate agreement, prepared by Landlord, evidencing the amount of the Tenant HVAC Upgrade Allowance required by Tenant and the repayment schedule relating to Tenant’s repayment of the Tenant HVAC Upgrade Allowance, as described herein. By way of example only, if at the end of the second (2nd) month of the Term of the Lease, Landlord disburses to Tenant (or its contractors) the sum of Dollars ($              ) constituting the Tenant HVAC Upgrade Allowance, then beginning on the first (1st) day of the fourth (4th) month of the Term and continuing each succeeding month of the initial Term, Tenant shall pay to Landlord the sum of              100ths Dollars ($        as additional rent, in accordance with the terms of Article 3 of the Lease. Anything to the contrary notwithstanding, Tenant shall have the right at any time to prepay the Tenant HVAC Upgrade Allowance plus any accrued and unpaid interest in full or in part without penalty or premium.

9.                                       Landlord, at its sole cost and expense (subject to the terms hereof) shall perform improvements to the Premises and the Building in accordance with the following work list (the “Work List”) using Building standard methods, materials and finishes. The improvements to be performed in accordance with the Work List are hereinafter referred to as the “Landlord Work”. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve any subcontractors used in connection with the Landlord Work.

WORK LIST

A.           Perform the repair and maintenance work to the currently existing heating, ventilation and air conditioning units exclusively serving the Premises which is recommended in the report prepared by Barker Mechanical Services, Inc., dated as of March 30, 2004 and attached hereto as Schedule B-2 (the “Barker Report”).

B.             Perform repairs to the Building roof, fire sprinkler systems, and/or other causes of leaks reasonably necessary to remedy the cause of ceiling tile discoloration in the Premises.

10.                                 Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work and the Initial Alterations to be performed in a timely manner and with as little inconvenience to the operation of each party’s business as is reasonable possible (and Landlord and Tenant hereby agree to coordinate with each other’s construction schedules so as to avoid delays therein). Notwithstanding anything herein to the contrary, no delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of Landlord Work shall subject Landlord to any liability for any loss of damage resulting therefrom Or entitle Tenant to any credit, abatement or adjustment of rent or other sums payable under the Lease; provided that Landlord uses commercially reasonable efforts to complete the Landlord Work within thirty (30) days of the date upon which Landlord delivers possession of the Premises to Tenant, subject to extension equal to the number of days of delay actually experienced by Landlord due to Tenant Delay (as defined below) or Force Majeure, and further provided if the Landlord Work cannot reasonably be completed within such thirty (30) period, that Landlord commences the Landlord Work within such thirty (30) day period and diligently prosecutes the Landlord Work to completion. For the purposes of this Exhibit B, “Tenant Delay” shall mean a delay in the performance of the Landlord Work as a result of the acts or omissions of Tenant, any Tenant Entity or their respective contractors or vendors, including, without limitation, Tenant’s failure to comply with any of its obligations under the Lease.

11.                                 This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

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Initials

SCHEDULE B-l - HVAC UPGRADE SPECIFICATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

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Initials

Schedule B-1

BUDGET ESTIMATE

BUILDING HVAC SYSTEM (does not include server room HVAC requirements)

		ITEM	Model	Cost

1	ADDITIONAL HVAC UNITS			$0

	1.1	Four 10 ton split systems to supplement Building HVAC****
	1.2	Structural supports for condensing units on the roof
	1.3	Lifting and installation of condensing units
	1.4	Installation of the fan-coll units in the ceiling
	1.5	Refrigerant Piping
	1.6	Refrigerant Piping Insulation
	1.7	Refrigeration piping: air evacuation, presure testing, refrigerant charging
	1.8	Supply and return air ductwork, diffusers, balancing dampers and duct insulation (associated with split systems zones only)
	1.9	Testing and balancing

2	RE-ZONING OF EXISTING SYSTEM SO			$0

	2.1	Demolition, removal of discarted ductwork and existing duct patching
	2.2	62 Total Building VAV zones including all new low pressure distribution ductwork installation and difussers
	2.3	62 New VAV boxes
	2.3	Hot water piping and insulation for 30 New VAV reheat boxes
	2.4	Air and water balancing

3	Controls			$0

	3.1	Upgrade of the control boards at four existing roof-top package units

	3.2	DDC controls for additional 4 split systems
	3.3	DDC controls for existing boiler and hot water pump
	3.4	New DDC controls for 62 new VAV boxes, Including controller, thermostat, damper actuator, control valve and all associated wiring

	3.5	“TRANE” Tracer Sumit controller with all associated programming
	3.6	Replacement of existing control valves at 15 existing VAV boxes
	3.7	Start-up and commissioning

4	MISC		$0

	4.1	Servicing and Overhaul of existing four roof-top AC-units
	4.2	Testing of existing building medium pressure ductwork that is to be reused including all repairs, replacement. and all related work as required.
	4.3	Servicing and cleaning of existing heating water system
	4.4	Ceiling grid, tile, and lights be removed and replaced as required (Approx 50%)
	4.5	Installation of new combination fire/smoke dampers (16 total)
	4.6	Removal of the existing air compressor

all and all related electrical and other work related to the above HVAC upgrade must be included

		Estimated Cost	$0

SCHEDULE B-2 -BARKER REPORT

attached to and made a part of Lease bearing the
Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and
VERISITY DESIGN, INC., a California corporation, as Tenant

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Initials

Schedule B-2

6800 SIERRA CT, SUITE L, DUBLIN CA 94568	925-560-0280	fax 925-560-0288
www.barkermech.com

March 30, 2004

Rreef

1310 Tully Road, Suite 110

San Jose, Ca

Attn:       Sylvia Salamant

Re:          HP Building #331

331 E Evelyn

Mt. View, CA 95134

Barker Mechanical Services, Inc., has performed an inspection of all units at the above referenced address.  Below are our findings:

AC#1 –  Unit is in good condition considering age and has 5-10 years life expectancy before normal replacement.  We recommend the following:

1.             Install 2 belts (BX87)

2.             Replace worn compressor contactor’s (40 amp 220 volt)

3.             Chemically clean both evaporator and condenser coils

4.             Replace 1 belt (BX81) on the economizer

5.             Install 5 pneumatic thermostats and grease fittings..

AC#2 – Unit is in good condition considering age and has 5-10 years life expectancy before normal replacement.  We recommend the following:

1.             Install 2 belts (AX72)

2.             Install 2 belts (5VX900)

3.             Chemically clean both evaporator and condenser coils

4.             Replace the suction king valve.

5.             Grease fittings.

AC#3 – Unit is in good condition considering age and has 5-10 years life expectancy before normal replacement.  We recommend the following:

1.             Install 2 belts (BX66)

2.             Install 2 belts (A72)

3.             Chemically clean both evaporator and condenser coils

4.             Grease fittings.

AC#4 – Unit is in good condition considering age and has 5-10 years life expectancy before normal replacement.  We recommend the following:

1.             Install 2 belts (BX66)

2.             Install 2 belts (A72)

3.             Chemically clean both evaporator and condenser coils

4.             Replace the suction king valve

5.             Grease fittings.

6.             Install new blower motor breaker

LIC. #747039	NO FINE PRINT	24 HR EMERGENCY SERVICE
SATISFACTION GUARANTEED

PRELIMINARY BUDGET ESTIMATE

Project:	Verisity
	331 East Evelyn Avenue
	Mountain View, CA

Date:	4/9/2004

	Rentable Square Footage:	58,000
	Number of people:	234

	Description	Quantity	Unit	Unit Cost	Cost
Soft Costs	Architect	58,000	SF	$	$
	Engineer	58,000	SF	$	$
	Expeditor	58,000	SF			$—
	DOB/Permit Fees	58,000	SF	$	$
	Building Costs/Elevator Charges	58,000	SF			$—
	Audio/Visual Consultant	58,000	SF			$—
	Security Consultant	58,000	SF			$—
	Technology Move and Design Consultant	58,000	SF	$	$
	Art Consultant	58,000	SF			$—
	Project Reimbursables	58,000	SF	$	$

Hard Costs	Construction	48,000	SF	$	$
	HVAC Upgrade & Related Work	58,000		$	$
	Construction Sublease Space	10,000		$	$
	Audio/Visual (Relocate Only)	58,000	SF	$	$
	Security	58,000	SF	$	$
	Signage	58,000	SF	$	$
	Art/Furnishings	58,000	SF			$—

	Workstations	182	PP	$	$
	Training	1		$	$
	1st Floor Pantry	1		$	$
	Conference rooms	8		$	$
	Customer Reception and Lounge Area	1		$	$
	2nd Floor Breakout room	1		$	$
	Private Offices	49	PP	$	$
	Team Room	5	PP	$	$
	Lunch room	1		$	$
	Reception Area	1		$	$
	Information Technology
	Cabling (Dual Run)	350	DR	$	$
	PBX/Phones/Voice Mail	234	PP			$—
	Cabling and Fiber for Server Room	1	PP	$	$
	Desktop PC’s	234	PP			$—
	4	234	PP			$—
	New Cabinets	1	EA	$	$
	UPS	1	LS	$	$
	Server Room 24/7 Supp. AC	1		$
	Misc IT and Server Room
	Move - Physical Relocation of.
	Office Contents	58,000	SF	$	$
	PBX Relocation/Reprogram	58,000	SF	$	$
	Server Room/PC’s	58,000	SF	$	$
	Copiers	58,000	SF	$	$
	Lab Equipment	58,000	SF	$	$

	Subtotal:				$
	Contingency	5%			$

	TOTAL				$

Integrity Office Solutions

4/13/2004

SCHEDULE B-3 -APPROVED BUDGET

attached to and made a part of Lease bearing the
Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and
VERISITY DESIGN, INC., a California corporation, as Tenant

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Schedule B-3

AIR COMPRESSOR – Unit is in good condition considering age and has 5-10 years life expectancy before normal replacement. We recommend the following:

Ingersol Rand

Model #2-242E5

Serial # 30T6243098

1.   Install 4 belts (AX68)

2.   Auto water bleed

3.   No oil found at randomly selected pneumatic controls

4.   Need to change oil in compressors and pressure wash.

BOILER – Unit is in good condition considering age and has 5-10 years life expectancy before normal replacement. We recommend the following:

Ajax

Model #WGFD1275

Serial #87-64532-2-1

1. Clean fire eye and adjust gas valve linkage.

AIR DRYER – Unit is operating in poor condition. We recommend the following:

Perma

Medal #35HSBA100

Serial #21318-4

1. Replacement of air dryer before failure

EXHAUST FANS are all in good condition considering age and have 5-10 years life expectancy before normal replacement.

We hope this meets with your approval. Please do not hesitate to contact us for any further information. You may contact Charles Hazzell at (925) 766-1985.

Thank you,

/s/ Janay Santos

Janay Santos

Service Manager

SCHEDULE B-4 -APPROVED GENERAL CONTRACTORS AND MAJOR TRADE SUBCONTRACTORS

attached to and made a part of Lease bearing the
Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and
VERISITY DESIGN, INC, a California corporation, as Tenant

General Contractors	Electrical	HVAC	Plumbers
Baycor	Cupertino	ACCO	Cobra Mechanical
NOVO	Elcor	Air Systems	D & M Plumbing
Skyline	Foley	All Air	KDS Plumbing
Syl-Mar	Frank	Cal-Air	Lyons Brothers
Team Construction	Howell	DelCon	Madlem Mechanical
	Marke	Foothill	Metro
	Mission	Helwig	Novotec
	Palmer	Michael D Burns Company	Ramcon Plumbing
	Redwood City Electric	SVM	Terry Mechanical
	RK	Terry
	WBE	Therma
Western Allied

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Schedule B-4

EXHIBIT C - COMMENCEMENT DATE MEMORANDUM

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and

VERISITY DESIGN, INC., a California corporation, as Tenant

COMMENCEMENT DATE MEMORANDUM

THIS MEMORANDUM, made as of            , 2004, by and between SFERS REAL ESTATE CORP. U, a Delaware corporation (“Landlord”) and VERISITY DESIGN, INC., a California corporation (“Tenant”).

Recitals:

A.            Landlord and Tenant are parties to that certain Lease, dated for reference February _, 2004 (the “Lease”)
for certain premises (the “Premises”) consisting of approximately 58,242 square feet at the building commonly known as Mountain View Corporate Center.

B.            Tenant is in possession of the Premises and the Term of the Lease has commenced.

C.            Landlord and Tenant desire to enter into this Memorandum confirming the Commencement Date, the
Termination Date and other matters under the Lease.

NOW, THEREFORE, Landlord and Tenant agree as follows:

1.             The actual Commencement Date is

2.             The actual Termination Date is

3.             The schedule of the Annual Rent and the Monthly Installment of Rent set forth on the Reference Pages is deleted in its entirety, and the following is substituted therefor:

(insert rent schedule]

4.             Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

LANDLORD:		TENANT:

SFERS REAL ESTATE CORP. U, a Delaware corporation		VERISITY DESIGN, INC., a California corporation

By:	RREEF Management Company, a Delaware corporation

By:	DO NOT SIGN	By:	DO NOT SIGN
Name:		Name:	Charles Alvarez
Title:		Title:	Vice President of Finance and
Chief Financial Officer

Dated:		Dated:

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C-1

EXHIBIT D - RULES AND REGULATIONS

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and
VERISITY DESIGN, INC., a California corporation, as Tenant

1.             No sign, placard, picture, advertisement, name or notice (collectively referred to as “Signs”) shall be installed or displayed on any part of the outside of the Building without the prior written consent of the Landlord which consent shall be in Landlord’s sole discretion. All approved Signs shall be printed, painted, affixed or inscribed at Tenant’s expense by a person or vendor approved by Landlord and shall be removed by Tenant at Tenant’s expense upon vacating the Premises. Landlord shall have the right to remove any Sign installed or displayed in violation of this rule at Tenant’s expense and without notice.

2.             If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises or Building, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Except as approved by Landlord with respect to the Initial Alterations (as defined in the Lease) Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3.             Tenant shall not alter any lock or other access device or install a new or additional lock or access device or bolt on any door of its Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld; provided, however, Tenant shall be permitted to install door hardware that meets standard industry practice for security services as required by Tenant. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys or other means of access to all doors.

4.             If Tenant requires telephone, data, burglar alarm or similar service, the cost of purchasing, installing and maintaining such service shall be borne solely by Tenant. No boring or cutting for wires will be allowed without the prior written consent of Landlord. Landlord shall direct electricians as to where and how telephone, data, and electrical wires are to be introduced or installed. The location of burglar alarms, telephones, call boxes or other office equipment affixed to the Premises shall be subject to the prior written approval of Landlord, which consent shall not be unreasonably withheld.

5.             Tenant shall not place a load upon any floor of its Premises, including mezzanine area, if any, which exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Heavy objects shall stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

6.             Tenant shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Building without Landlord’s prior written consent which consent shall be in Landlord’s sole discretion.

7.             Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork, plaster or drywall (except for pictures and general office uses) or in any way deface the Premises or any part thereof.  Tenant shall not affix any floor covering to the floor of the Premises or paint or seal any floors in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

8.             No cooking shall be done or permitted on the Premises, except that Underwriters’ Laboratory approved microwave ovens or equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

9.             Tenant shall not use any hand trucks except those equipped with the rubber tires and side guards, and may use such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building. Forklifts which operate on asphalt areas shall only use tires that do not damage the asphalt.

10.           Tenant shall not use the name of the Building or any photograph or other likeness of the Building in connection with or in promoting or advertising Tenant’s business except that Tenant may include the Building name in Tenant’s address.

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Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and address of the Building.

11.           All trash and refuse shall be contained in suitable receptacles at locations approved by Landlord. Tenant shall not place in the trash receptacles any personal trash or material that cannot be disposed of in the ordinary and customary manner of removing such trash without violation of any law or ordinance governing such disposal.

12.           Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governing authority.

13.           Tenant assumes all responsibility for securing and protecting its Premises and its contents including keeping doors locked and other means of entry to the Premises closed.

14.           Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord without Landlord’s prior written consent.

15.           No person shall go on the roof without Landlord’s permission.

16.           Tenant shall not permit any animals, other than seeing-eye dogs, to be brought or kept in or about the Premises or any common area of the property.

17.           Tenant shall not permit any motor vehicles to be washed or mechanical work or maintenance of motor vehicles to be performed on any portion of the Premises or parking lot without Landlord’s prior consent.

18.           These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building. Landlord may waive any one or more of these Rules and Regulations for the benefit of any tenant or tenants, and any such waiver by Landlord shall not be construed as a waiver of such Rules and Regulations for any or all tenants.

19.           Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order in and about the Building. Tenant agrees to abide by all such rules and regulations herein stated and any additional rules and regulations which are adopted. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

20.           Any toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown into them. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

21.           Tenant shall not permit smoking or carrying of lighted cigarettes or cigars in areas reasonably designated by Landlord or any applicable governmental agencies as non-smoking areas.

22.           Any directory of the Building or project of which the Building is a part (“Project Area”), if provided, will be exclusively for the display of the name and location of tenants only and Landlord reserves the right to charge for the use thereof and to exclude any other names.

23.           Canvassing, soliciting, distribution of handbills or any other written material in the Building or Project Area is prohibited and each tenant shall cooperate to prevent the same. No tenant shall solicit business from other tenants or permit the sale of any goods or merchandise in the Building or Project Area without the written consent of Landlord.

24.           Any equipment belonging to Tenant which causes noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate the noise or vibration.

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25.           Driveways, sidewalks, halls, passages, exits, entrances and stairways (“Access Areas”) shall not be obstructed by tenants or used by tenants for any purpose other than for ingress to and egress from their respective premises. Access areas are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgement of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building or its tenants.

26.           Landlord reserves the right to designate the use of parking areas and spaces. Tenant shall not park in visitor, reserved, or unauthorized parking areas. Tenant and Tenant’s guests shall park between designated parking lines only and shall not park motor vehicles in those areas designated by Landlord for loading and unloading. Vehicles in violation of the above shall be subject to being towed at the vehicle owner’s expense. Vehicles parked more than seven (7) nights without prior written consent of the Landlord shall be deemed abandoned and shall be subject to being towed at vehicle owner’s expense. Tenant will from time to time, upon the request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned or operated by its employees or agents.

27.           No trucks, tractors or similar vehicles can be parked anywhere other than in Tenant’s own truck dock area. Tractor-trailers which must be unhooked or parked with dolly wheels beyond the concrete loading areas must use steel plates or wood blocks under the dolly wheels to prevent damage to the asphalt paving surfaces. No parking or storing of such trailers will be permitted in the parking areas or on streets adjacent thereto.

28.           During periods of loading and unloading, Tenant shall not unreasonably interfere with traffic flow and loading and unloading areas of other tenants. All products, materials or goods must be stored within the Tenant’s Premises and not in any exterior areas, including, but not limited to, exterior dock platforms, against the exterior of the Building, parking areas and driveway areas. Tenant agrees to keep the exterior of the Premises clean and free of nails, wood, pallets, packing materials, barrels and any other debris produced from their operation.

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EXHIBIT E- FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

attached to and made a part of Lease bearing the

Lease Reference Date of April 14, 2004 between

SFERS REAL ESTATE CORP. U, a Delaware corporation, as Landlord and
VERISITY DESIGN, INC., a California corporation, as Tenant

This SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (“Agreement”) is entered into as of this              day of             , 2004, by and among                           (“Tenant”), SUMITOMO MITSUI BANKING CORPORATION (“Agent”) and SFERS REAL ESTATE CORP. U (“Landlord”).

A.            Pursuant to a lease dated           (the “Lease”) between Landlord and Tenant, Tenant is a tenant of a certain building (the “Building”) on that certain real property described on Exhibit A annexed hereto located in                              , State of California (the “Land”). Borrower’s interest in the Building and the Land shall be referred to herein as “Property”).

B.            Agent is Administrative Agent on behalf of Lenders party to a Credit Agreement dated as of           (the “Credit Agreement”) with respect to, among other things, making a Loan to Landlord in the amount of $             with interest thereon, evidenced by a certain Promissory Note secured by, among other things, a Mortgage, Assignment of Leases and Security Agreement (the “Mortgage”) constituting a valid lien upon the Property, and secured by an Assignment of Landlord’s interest in the Lease as more particularly set forth in a certain Assignment of Leases and Rents.

C.            As a condition precedent to obtaining the Loan, Agent has required that Landlord and Tenant make certain agreements with Agent with respect to the Lease for the benefit of the Lenders party to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing facts and mutual covenants contained herein, the parties hereto do hereby agree as follows:

1.             Assignment: Tenant hereby acknowledges and agrees that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Agent as security for the obligations secured by the Mortgage and agrees to such assignment. In the event Agent forwards written notice to Tenants of the occurrence of an Event of Default Under the Mortgage and demands that Tenant pay its sums due under the Lease directly to Agent, Tenant shall honor such demand and pay such sums due under the Lease directly to Agent or as otherwise directed pursuant to such notice. In complying with these provisions, Tenant shall be entitled to rely solely upon the notices given by Agent and Landlord hereby permits said direct payments to be made and further agrees to indemnify and hold Tenant harmless from and against any and all loss, claim, damage or liability arising out of Tenants compliance with such notice. Tenant shall be entitled to full credit under the Lease for any rents paid to Agent in accordance with the provisions of this Paragraph to the same extent as if such rents were paid directly to Landlord.

2.             Subordination. Subject to the terms hereof and by its execution hereof Tenant acknowledges that the Mortgage in favor of Agent, and any renewals, modifications, consolidations, replacements and extensions thereof shall remain a lien on the Property until such time when fully paid or otherwise disposed of pursuant to the terms thereof prior and superior to the Lease (including specifically, without limitation, any option to purchase or rights of first refusal affecting the Property, or any portion thereof contained therein), the leasehold estate created thereby and Tenant’s right, title and interest in the Property as if the Mortgage had been executed, delivered and duly recorded in the appropriate land records prior to the execution and delivery of the Lease.

3.             ATTORNMENT. If the interest of Landlord in the Property and under the Lease shall be acquired by Agent by reason of foreclosure of the Mortgage or any other act or proceeding(s) made or brought to enforce the rights of the Agent, including, but not limited to, by deed in lieu of foreclosure or as a result of any other means, then the Lease and all terms therein, and the rights of Tenant thereunder, shall continue in full force and effect and shall not be altered, terminated, or disturbed, except in accordance with the terms of the lease, and Tenant shall be bound to Agent and Agent shall be bound to Tenant, subject to the terms hereof under all of the terms, covenants and conditions of the Lease for the balance of the terms, and any renewals thereof with the same force and effect as if the Agent were the Landlord under the Lease. In the event Agent acquires the interest of Landlord, Tenant hereby agrees to attorn to Agent as his landlord, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto, immediately upon Agent succeeding to the interest of Landlord under the Lease with written notice of same being delivered to Tenant. Upon receipt by Tenant of said written notice from Agent that Agent has succeeded to the interest of Landlord under the Lease, Tenant will make all payments of monetary obligations due by Tenant under the Lease at the address provided by

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Agent in the notice. Tenant agrees, however, upon the election of and written demand by Agent within sixty (60) days after Agent receives title to Property, to execute an instrument in confirmation of the foregoing provisions, satisfactory to Agent and Tenant, in which Tenant shall acknowledge this agreement to attorn which shall set forth the terms and conditions hereof and shall not be deemed or construed, in any way, as expanding or modifying Tenant’s obligations as tenant under the Lease, except where specifically set forth herein.

4.             Nondisturbance. If it becomes necessary to foreclose the Mortgage, Mortgagee will not terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as Tenant is not in default under any of the terms, covenants or conditions of said Lease without corresponding default of Landlord beyond applicable grace periods after notice thereof or if in default, same shall be cured. If Agent shall succeed to the interests of Landlord under the Lease, Agent shall be bound to the Tenant under all of the terms, covenant and conditions of the Lease, and Agent agrees to recognize Tenant and further agrees that Tenant shall not be disturbed in its possession or use, of the Property, said nondisturbance to be effective and self-operative without the execution of any other instrument(s) on the part of either party hereto, immediately upon Agent succeeding to the interest of Landlord under the Lease, of the Property for any reason our than one which would entitle Landlord to terminate the lease under its terms or would cause, without any further action by Landlord, the termination of the Lease or would entitle Landlord to dispossess Tenant from the Property. Tenant shall, from and after Agent’s succession to the interests of Landlord under the Lease, have the same remedies against Agent for the breach of any provision contained in the Lease that Tenant might have had under the Lease against Landlord if Agent had not succeeded to the interests of Landlord under the Lease; provided further, however, that Agent except as expressly set forth in the Lease shall not be:

(a)           personally liable for any acts or omissions of any prior landlord (including, but not limited to, Landlord); or

(b)           subject to any offsets or defenses which Tenant may have against any prior landlord (including, but not limited to, Landlord); or

(c)           liable for any consequential damages attributable to any acts or omissions of any prior landlord (including, but not limited to, Landlord); or

(d)           obligated to give Tenant a credit for or acknowledge any rent or any other sums not delivered to Agent which Tenant has paid to Landlord in excess of the rent due under the Lease at the time Agent gave Tenant notice of its succession to the Landlord’s interest; or

(e)           liable for the repayment of any monies paid by Tenant under the Lease except that Agent as a successor to Landlord shall be liable for the repayment of a security deposit if payable to Tenant and Landlord fails to pay even if Agent as successor to Landlord has not received the security deposit; or

(f)            obligated to commence or complete any construction or contribute toward construction or installation of any improvements required under the Lease, or expand or rehabilitate existing improvements thereon, or restore improvements following any casualty not required to be insured under the Lease or pay the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under the Lease, provided however that Agent shall cause to be applied to restoration required under the Lease all proceeds of casualty insurance received by or under the control of Agent; or

(g)           liable for any damages or other relief attributable to any latent or patent defects in construction; or

(h)           liable for any costs or expenses related to any indemnification provided by any prior landlord (including, but not limited to, Landlord) with respect to the presence or clean-up of any hazardous substances or materials in, on, under or about the leased premises; or

(i)            obligated to enforce any restriction on competition beyond the Building or Property; or

(j)            bound by any amendment or modification of the Lease made without its consent and knowledge.

Additionally, in such event, Tenant shall be bound to Agent, and Agent shall be bound to Tenant, subject to the terms hereof under all of the terms, covenants and conditions of the Lease, and Agent and Tenant shall, from and after Agent’s succession to the interest of Landlord under the Lease, have the same remedies against each other for the breach of any provision contained in the Lease that they might have had under the Lease against each other if Agent were the original Landlord under the Lease.

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5.             Limitations on Liability.  Neither this Agreement, the Assignment, nor anything to the contrary in the Lease shall, prior to Agent’s acquisition of Landlord’s interest in and possession of the Property, operate to give rise to or create any responsibility or liability for the control, care, management or repair of the Property upon Agent, or impose responsibility for the carrying out by Agent of any of the covenants, terms and conditions of the Lease, or constitute Agent a “mortgagee in possession,” nor shall said instrument operate to make Agent responsible or liable for any waste committed on the Property by any person whatsoever, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss, injury or death to any tenant, licensee, invoice, guest, employee, agent or stranger unless Agent becomes Landlord. In the event Agent becomes substitute landlord, Leader may assign its interest as substitute landlord without notice to, the consent of or the assumption of any liability to any other party hereto, so long as Landlord’s obligations under the Lease and this Agreement, are fully assumed by said Assignee, who shall be deemed by Agent to be a commercially reasonable Assignee, provided however that Agent as successor Landlord shall be responsible for the performance of continuing obligations of Landlord existing after such acquisition.

Anything herein or in the Lease to the contrary notwithstanding, in the event that Agent shall acquire title to the leased premises, Agent shall have no obligation, nor incur any liability beyond the then-existing interest, if any, of Agent the leased premises and Tenant shall look exclusively to such interest of Agent in the leased premises for the payment and discharge of any obligations imposed upon Agent hereunder or under the Lease, and Agent is hereby released and relieved of any other liability hereunder and under the Lease. As regards Agent, Tenant shall look solely to the estate or interest owned by Agent in the leased premises and Tenant will not collect or attempt to collect any judgment out of any other assets of Agent. By executing this Agreement, Landlord specifically acknowledges and agrees that nothing contained in this Section shall impair, limit, affect, lessen, abrogate or otherwise modify the obligations of Landlord to Tenant under the Lease. Agent’s interest (as such term is used herein) in the leased premises shall include Agent’s equity in the leased premises, rents, protests and issues from the leased premises and proceeds from casualty or condemnation affecting the leased premises.

6.             Warranties and Representations.  Tenant hereby warrants, represents, covenants and agrees to and with Agent:

(a)           not to alter, modify, cancel, terminate or surrender Lease, except as provided therein or herein;

(b)           after the date hereof (except as otherwise expressly provided in the Lease), not to enter into any agreement with Landlord, its successors or assigns, which grants any concession with respect to the Lease or which reduces the rent called for thereunder without the express written consent of Agent;

(c)           after the date hereof (except as otherwise expressly provided in the Lease), not to create any offset or claims against rents, or prepay rent more than thirty (30) days in advance

(d)           that Tenant is now lessee of the leasehold estate created by the Lease and shall not hereafter assign the Lease except as permitted by the terms thereof

(e)           to promptly certify in writing to Agent, in connection with any proposed assignment of the Mortgage, whether or not any default on the part of Landlord is claimed to exist under the Lease, and what any such claimed default factually involves; and

(f)            not to voluntarily subordinate the Lease to any other lien or encumbrance without Agent’s prior written consent (except as otherwise expressly provided in the Lease).

7.             No Waiver. Notwithstanding any other provision of this Agreement, where Agent acquires Landlord’s interest in and possession of the Premises and a Landlord default has occurred and is continuing, Tenant shall not be considered as having waived its rights to require that Agent remedy such default it the Landlord default Continues after the dale Agent acquires Landlord’s interest in and possession of the Premises. In that case, Agent shall have no liability for Landlord’s default as it applies to the period before Agent’s acquisition of Landlord’s interest in and possession of the Property, but shall be liable for any failure to cure such continuing default thereafter, provided only that Agent receives the benefit of any notice and cure period required by the Lease or hereunder.

8.             Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey.

9.             Notice and Cure.  In the event that Landlord shall default in the performance or observance of any of the terms, conditions or agreement in the Lease, Tenant shall give written notice thereof to Agent and Agent shall have the right but not

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the obligation) to cure such default. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the Lease, then the Agent provided such is not a failure to provide Essential Services or access to the Premises for which Tenant may exercise self-help shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Agent has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued. Specifically preserved hereby are any rights Tenant may have to cure in the event of an emergency, or otherwise, and to set-off and deduct the cost of same from rent, as may be provided in the Lease; provided prior written notice of the exercise of such rights is delivered to Agent, and it is expressly understood by Leader that Agent’s permission is not, in any way, required.

10.           Binding Effect; Definitions. The provisions of this Agreement shall be covenants running with the Property, and shall be binding upon and inure to the benefit of the respective parties hereto and their respective heirs, legatees, executors, administrators, beneficiaries, successors and assigns, including without limitation (a) any person who shall obtain, directly or by assignment or conveyance, any interest in the Mortgage, (b) any transferee; or (c) any person who shall obtain any interest in the Property, whether through foreclosure or otherwise. Furthermore, the provisions of this Agreement shall be binding upon any guarantor of Tenants obligations under the Lease. As used herein the term “Tenant” shall include Tenant, its successors and assigns; the words “foreclosures and “foreclosure sale” as used herein shall be deemed to include the acquisition of Landlord’s estate in the Property by voluntary deed (or assignment) in lieu of foreclosure; and the word “Agent” shall include Agent herein specifically named in its capacity as Administrative Agent under the Credit Agreement and any successor Administrative Agent thereunder, and anyone who shall have succeeded to Landlord’s interest in the Property by, through or under-foreclosure of the Mortgage.

11.           Entire Agreement.  This Agreement shall be the whole and only agreement between the parties hereto with regard to the subordination of the Lease and leasehold interest of Tenant to the Mortgage in favor of Agent, and, with respect to Agent and Tenant only, shall supersede and cancel any prior agreements as to such, or any, subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subordination of the lease and leasehold interest of Tenant to a deed or deeds of trust or to a mortgage or mortgages to be thereafter executed, and shall not be modified or amended except writing signed by all parties hereto.

12.           Consideration. Tenant declares, agrees and acknowledges that it intentionally and unconditionally waives, relinquishes and subordinates the Lease and leasehold interest in favor of the Mortgage above mentioned to the extent set forth in this Agreement, and, in consideration of this waiver, relinquishment and subordination, specific loans and advances are being and will be made and, as part and parcel thereof specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

13.           Invalidity or Unenforceability. If any term, covenants or condition of this Agreement other than the effectiveness of the non-disturbance intention is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

14.           Number and Gender. The use of the neuter gender in this Agreement shall be deemed to include any other gender, and, words in the singular number shall be held to include the plural, when the sense requires.

15.           Notice. Any notice required or allowed by this Agreement shall be in writing and shall be (i) hand-delivered, effective upon receipt, or (ii) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (iii) served by certified mail, postage prepaid, return receipt requested, deemed effective on the day of actual delivery as shown by the addressee’s return receipt or the expiration of three (3) business days after the date of mailing, whichever is the earlier in time; addressed to the parry intended to receive the same at the address set forth below:

If to Tenant:

If to Landlord:

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If to Agent:

The parties may, by written notice to the others, designate a different mailing address for notices.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

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EXHIBIT C

FURNITURE, TRADE FIXTURES AND EQUIPMENT

17	SIDE CHAIRS
296	ROLLING DESK CHAIRS
32	KITCHEN CHAIRS
9	36” RD. KITCHEN TABLES

MAPLE FURNITURE
2	MAPLE RT RETURN DESK
4	MAPLE LFT RETURN DESK
2	MAPLE 8’ BOAT CONFERENCE TABLES
3	MAPLE 42-48” RD. TABLES
2	MAPLE 2’ SQ. TABLES
1	MAPLE 3’ ROUND
2	MAPLE CREDENZAS
1	MAPLE 12’ CONFERENCE ROOM TABLE
5	MAPLE LATERAL FILES
4	MAPLE SHORT BOOKCASES
1	MAPLE RECEPTION DESK
3	MAPLE BLK LEATHER STUFFED CHAIRS
8	MAPLE BLUE STUFFED CHAIRS

OAK FURNITURE
7	OAK 51/2’ DESKS
1	OAK 6’ RT RETURN DESK
6	OAK TALL BOOKCASES

MAHOGANY FURNITURE
9	MAHOGANY 51/2 LEFTHAND RETURN DESKS
3	MAHOGANY 51/2 RIGHTHAND RETURN DESKS
1	MAHOGANY 8’ BOAT CONFERENCE TABLE
1	MAHOGANY 12’ BOAT CONFERENCE TABLE
1	MAHOGANY 5’ CREDENZA
10	MAHOGANY TALL BOOKCASES
5	MAHOGANY SHORT BOOKCASES
9	MAHOGANY LATERAL FILES

Exhibit C

Verisity Design, Inc.

331 East Evelyn, Mountain View, California

5	MAHOGANY 42” ROUND TABLES
32	MAHOGANY SIDE CHAIRS

LAMINATED GREY FURNITURE
2	GREY 8’ BOAT CONFERENCE TABLES
7	GREY OFFICE DESK WORKSTATIONS

BLACK FURNITURE
1	BLACK 8’ CONFERENCE ROOM TABLE

CHERRY FURNITURE
7	CHERRY 6’ RIGHT RETURN DESKS
8	CHERRY 6’ LEFT RETURN DESKS
1	CHERRY RECEPTION DESK
10	CHERRY 42” ROUND TABLES
8	CHERRY SHORT BOOKCASES
15	CHERRY LATERAL FILES
57	CHERRY SIDE CHAIRS
1	CHERRY 22” SQUARE SIDE TABLE
1	CHERRY 4’ COFFEE TABLE
3	CHERRY BLUE STUFFED CHAIRS

CUBICLES
64	1ST FLOOR ALL WITH LATERAL FILES
105	2ND FLOOR ALL WITH LATERAL FILES
12	IN STORAGE

EXHIBIT C

FURNITURE, TRADE FIXTURES AND EQUIPMENT

SECURITY SYSTEM

EXHIBIT D

MASTER LANDLORD CONSENT TO SUBLEASE

[*** Attach Master Landlord Consent Form Here ***]

Exhibit D

Verisity Design, Inc.

331 East Evelyn, Mountain View, California

LANDLORD CONSENT TO SUBLEASE

THIS LANDLORD CONSENT TO SUBLEASE (“Consent Agreement”) is entered into as of              ,     , by and among                        (“Landlord”),                            (“Sublandlord”), and                       (“Subtenant”).

RECITALS:

A.            Landlord, as landlord, and Sublandlord, as tenant, are parties to that certain lease agreement dated                    , (as the same may have been amended, the “Lease”) pursuant to which Landlord has leased to Sublandlord certain premises containing approximately                         rentable square feet (the “Premises”) of the building commonly known as located at                    (the “Building”).

B.            Sublandlord and Subtenant have entered into (or are about to enter into) that certain sublease agreement dated as of attached hereto as Exhibit A (the “Sublease”) pursuant to which Sublandlord has agreed to sublease to Subtenant certain premises described as follows:                                           , California comprising rentable square feet (the Sublet Premises”) constituting all or a part of the Premises.

C.            Sublandlord and Subtenant have requested Landlord’s consent to the Sublease.

D.            Landlord has agreed to give such consent upon the terms and conditions contained in this Consent Agreement.

NOW THEREFORE, in consideration of the foregoing preambles which by this reference are incorporated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord hereby consents to the Sublease subject to the following terms and conditions, all of which are hereby acknowledged and agreed to by Sublandlord and Subtenant:

1.             Sublease Agreement.  Sublandlord and Subtenant hereby represent that a true and complete copy of the Sublease is attached hereto and made a part hereof as Exhibit A, and Sublandlord and Subtenant agree that the Sublease with respect to Landlord and/or the Sublet Premises shall not be modified without Landlord’s prior written consent, which consent shall not be unreasonably withheld.  Landlord consents to the following: (i) the Subtenant’s Use, as described in Section 1.10 of the Sublease, and (ii) the tenant improvements and alterations described in Exhibit F of the Sublease, and agrees that Subtenant and Tenant do no have to remove or modify said improvements prior to or at the end of the Term.

2.             Representations.  Sublandlord hereby represents and warrants that Sublandlord (i) has full power and authority to sublease the Sublet Premises to Subtenant, (ii) has not transferred or conveyed its interest in the Lease to any person or entity collaterally or otherwise, and (iii) has full power and authority to enter into the Sublease and this Consent Agreement.

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Subtenant hereby represents and warrants that Subtenant has full power and authority to enter into the Sublease and this Consent Agreement.

3.             Indemnity and Insurance.  Subtenant hereby assumes, with respect to Landlord, all of the indemnity and insurance obligations of the Sublandlord under the Lease with respect to the Sublet Premises, provided that the foregoing shall not be construed as relieving or releasing Sublandlord from any such obligations. Notwithstanding the foregoing, to the extent the same is legally permissable, Sublandlord may satisfy such insurance obligation for itself and on behalf of Subtenant.

4.             No Release.  Nothing contained in the Sublease or this Consent Agreement shall be construed as relieving or releasing Sublandlord from any of its obligations under the Lease, it being expressly understood and agreed that Sublandlord shall remain liable for such obligations notwithstanding anything contained in the Sublease or this Consent Agreement or any subsequent assignment(s), sublease(s) or transfer(s) of the interest of the tenant under the Lease. Sublandlord shall be responsible for the collection of all rent due it from Subtenant, and for the performance of all the other terms and conditions of the Sublease, it being understood that Landlord is not a party to the Sublease and, notwithstanding anything to the contrary contained in the Sublease, is not bound by any terms, provisions, representations or warranties contained in the Sublease and is not obligated to Sublandlord or Subtenant for any of the duties and obligations contained therein.

5.             Administrative Fee.  Upon Sublandlord’s execution and delivery of this Consent Agreement, Sublandlord shall pay to Landlord the sum of $              in consideration for Landlord’s review of the Sublease and the preparation and delivery of this Consent Agreement and shall deliver such amount to Landlord concurrent with Sublandlord’s delivery of the executed.

6.             No Transfer.  Subtenant shall not further sublease the Sublet Premises, assign its interest as the Subtenant under the Sublease or otherwise transfer its interest in the Sublet Premises or the Sublease to any person or entity without the written consent of Landlord, which Landlord may withhold in its sole discretion.

7.             Lease. The parties agree that the Sublease is subject and subordinate to the terms of the Lease, and all terms of the Lease, other than Sublandlord’s obligation to pay Monthly Installments of Rent [CHECK DEFINED TERM], are incorporated into the Sublease. In no event shall the Sublease or this Consent Agreement be construed as granting or conferring upon the Sublandlord or the Subtenant any greater rights than those contained in the Lease nor shall there be any diminution of the rights and privileges of the Landlord under the Lease, nor shall the Lease be deemed modified in any respect.    Without limiting the scope of the preceding sentence, any construction or alterations performed in or to the Sublet Premises shall be performed with Landlord’s prior written approval and in accordance with the terms and conditions of the Lease. It is hereby acknowledged and agreed that any provisions in the Sublease which limit the manner in which Sublandlord may amend the Lease are binding only upon Sublandlord and Subtenant as between such

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parties. Landlord shall not be bound in any manner by such provisions and may rely upon Sublandlord’s execution of any agreements amending or terminating the Lease subsequent to the date hereof notwithstanding any contrary provisions in the Sublease.

8.             Parking and Services. Any parking rights granted to Subtenant pursuant to the Sublease shall be satisfied out of the parking rights, if any, granted to Sublandlord under the Lease. Sublandlord hereby authorizes Subtenant, as agent for Sublandlord, to obtain services and materials for or related to the Sublet Premises, and Sublandlord agrees to pay for such services and materials as additional Rent under the Lease upon written demand from Landlord.   However, as a convenience to Sublandlord, Landlord may bill Subtenant directly for such services and materials, or any portion thereof, in which event Subtenant shall pay for the services and materials so billed upon written demand, provided that such billing shall not relieve Sublandlord from its primary obligation to pay for such services and materials.

9.             Attornment.  If the Lease or Sublandlord’s right to possession thereunder terminates for any reason prior to expiration of the Sublease, Subtenant agrees, at the written election of Landlord, to attorn to Landlord upon the then executory terms and conditions of the Sublease for the remainder of the term of the Sublease. In the event of any such election by Landlord, Landlord will not be (a) liable for any rent paid by Subtenant to Sublandlord more than one month in advance, or any security deposit paid by Subtenant to Sublandlord, unless same has been transferred to Landlord by Sublandlord; (b) liable for any act or omission of Sublandlord under the Lease, Sublease or any other agreement between Sublandlord and Subtenant or for any default of Sublandlord under any such documents which occurred prior to the effective date of the attornment; (c) subject to any defenses or offsets that Subtenant may have against Sublandlord which arose prior to the effective date of the attornment; (d) bound by any changes or modifications made to the Sublease without the written consent of Landlord, (e) obligated in any manner with respect to the transfer, delivery, use or condition of any furniture, equipment or other personal property in the Sublet Premises which Sublandord agreed would be transferred to Subtenant or which Sublandlord agreed could be used by the Subtenant during the term of the Sublease, or (f) liable for the payment of any improvement allowance, or any other payment, credit, offset or amount due from Sublandlord to Subtenant under the Sublease. If Landlord does not elect to have Subtenant attorn to Landlord as described above, the Sublease and all rights of Subtenant in the Sublet Premises shall terminate upon the date of termination of the Lease or Sublandlord’s right to possession thereunder. The terms of this Section 9 supercede any contrary provisions in the Sublease.

10.           Payments Under the Sublease. If at any time Sublandlord is in default under the terms of the Lease, Landlord shall have the right to contact Subtenant and require Subtenant to pay all rent due under the Sublease directly to Landlord until such time as Sublandlord has cured such default.    Subtenant agrees to pay such sums directly to Landlord if requested by Landlord, and Sublandlord agrees that any such sums paid by Subtenant shall be deemed applied against any sums owed by Subtenant under the Sublease.  Any such sums received by Landlord from Subtenant shall be received by Landlord on behalf of Sublandlord and shall be applied by Landlord to any sums past due under the Lease, in

Initials

such order of priority as required under the Lease or, if the Lease is silent in such regard, then in such order of priority as Landlord deems appropriate. The receipt of such funds by Landlord shall in no manner be deemed to create a direct lease or sublease between Landlord and Subtenant. If Subtenant fails to deliver its Sublease payments directly to Landlord as required herein following receipt of written notice from Landlord as described above, then Landlord shall have the right to remove any signage of Subtenant, at Subtenant’s cost, located outside the Premises or in the Building lobby or elsewhere in the Building and to pursue any other rights or remedies available to Landlord at law or in equity.

11.           Excess Rent. If Landlord is entitled to any excess rent from Sublandlord pursuant to the terms of the Lease, then, in addition to all rent otherwise payable by Sublandlord to Landlord under the Lease, Sublandlord shall also pay to Landlord the portion of the excess rent to which Landlord is entitled under the Lease, in the manner described in the Lease. Landlord’s failure to bill Sublandlord for, or to otherwise collect, such sums shall in no manner be deemed a waiver by Landlord of its right to collect such sums in accordance with the Lease.

12.           Sublandlord Notice Address.    If Sublandlord is subleasing the entire Premises or otherwise vacating the Premises, Sublandlord’s new address for notices to Sublandlord under the Lease shall be as follows:                                             : and if no address is filled in at the preceding blank (or if a post office box address is used for the preceding blank), then Landlord may continue to send notices to Sublandlord at the address(es) provided in, and in accordance with the terms of, the Lease.

13.           Authority.   Each signatory of this Consent Agreement represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

14.           Limitation Of Landlord’s Liability.   Redress for any claim against Landlord under this Consent Agreement shall be limited to and enforceable only against and to the extent of Landlord s interest in the building of which the Sublet Premises is a part. The obligations of Landlord under this Consent Agreement, if any, are not intended to be and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its or its investment manager’s trustees, directors, officers, partners, beneficiaries, members, stockholders,  employees,  or agents,  and in no case shall Landlord be liable to Sublandlord and/or Subtenant hereunder for any lost profits, damage to business, or any form of special, indirect or consequential damages.

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IN WITNESS WHEREOF, Landlord, Sublandlord and Subtenant have executed this Consent Agreement as of the date set forth above.

LANDLORD:

By: RREEF Management Company, a Delaware corporation, its Property Manager

By:
Name:
Title: District Manager

SUBLANDLORD:

By:
Name:
Title:

SUBTENANT:

By:
Name:
Title:

Initials

EXHIBIT A

SUBLEASE AGREEMENT

Initials

EXHIBIT E

BILL OF SALE

For valuable consideration, receipt and sufficiency of which is acknowledged, VERISITY DESIGN, INC., a California corporation (“Seller”) grants, sells, transfers and assigns convey and deliver to CONCEPTUS, INC., a Delware corporation (“Purchaser”) all right, title and interest of Seller in and to the furniture, trade fixtures and equipment (the “FF&E”) owned by Seller and located in the Premises, the address of which is at 331 E. Evelyn, City of Mountain View, State of California, which FF&E is described in Exhibit 1 attached hereto and incorporated herein by reference.

The FF&E is conveyed by Seller “as is,” “where is,” “with all faults” and without any warranty or representation, express or implied, of any nature or sort, including, without limitation, any implied or express warranty of merchantability, fitness of use for a particular purpose, or otherwise; provided, however Seller represents to Purchaser that Seller has good title to the FF&E and conveyed all of Seller’s right, title and interest in the FF&E free and clear of any encumbrance or lien.

Seller acknowledges the delivery by Purchaser of the sum of Ten Dollar ($10.00), in immediately available U.S. funds, representing the current cost and sales tax charged thereon for the FF&E,

Each individual executing this Bill of Sale represents and warrants that they are duly authorized to execute and deliver this Bill of Sale on behalf of Seller and in accordance with any duly adopted resolution of the Board of Directors of Seller, as required, and in accordance with the bylaws of Seller, as required. This Bill of Sale shall be binding upon the Seller and Purchaser and their successors and assigns.

Dated:                                  , 2009.

- DO NOT EXECUTE -

SELLER:

VERISITY DESIGN, INC.

Name:
Title:

ACKNOWLEDGE AND AGREED BY:

PURCHASER:

CONCEPTUS, INC.,

Name:
Title:

Exhibit E

Verisity Design, Inc.
331 East Evelyn, Mountain View, California

EXHIBIT 1 TO EXHIBIT E

DESCRIPTION OF

FURNITURE, TRADE FIXTURES AND EQUIPMENT

TO BE ATTACHED HERE ON OR BEFORE THE

SALE DATE

EXHIBIT F

PLANS AND ALTERATIONS

[*** Attach Subtenant’s Plans and Alterations to Be Approved by Sublandlord and
Master Landlord Here ***]

PROGRAM SUMMARY
TOTAL
RECEPTION
TELEPHONE ROOM
MACHINE SHOP
WAREHOUSE
COMMON AREA

Conceptus, Incorporated

PROJECT ACROPOLIS

FIRST LEVEL

union of design & technology

Exhibit A

PROGRAM SUMMARY

(I) OFFICES	39
(I) WORKSTATIONS [illegible]	[illegible]
TOTAL	[illegible]

LARGE CONF. RM.	1
MED CONF. RM.	2
SMALL CONF. RM.	2
BOARD ROOM	1
TRAINING /LG. CONF. ROOM	1
COPY/MAIL ROOM	1
STORAGE ROOM	2
SHOWERS	1
SERVER	1
BREAK ROOM	1
SHOWERS	1
DOCUMENT CONTROL RM	1

CONCEPTUS SPACE	[illegible] SF
FUTURE LEASE AREA	[illegible] SF
COMMON AREA	[illegible] SF

Conceptus, *Incorporated*

PROJECT ACROPOLIS

SECOND LEVEL TEST FIT PLAN [illegible]

MOUNTAIN VIEW CORPORATE CENTER

DOWLER-GRUMAN ARCHITECTS union of design & technology

[illegible]